UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

HYPERCOM CORPORATION
(Name of Registrant as Specified In Its Charter)

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8888 East Raintree Drive, Suite 300
Scottsdale, Arizona  85260
April 26, 2010

Dear Stockholder:

On behalf of the Board of Directors, it is my pleasure to invite you to attend Hypercom Corporation’s Annual Meeting of Stockholders at 9:00 am on Thursday, June 10, 2010 at Hypercom’s corporate headquarters, 8888 East Raintree Drive, Suite 300, Scottsdale, Arizona 85260. Information regarding the annual meeting is presented on the following pages.

In addition to the formal items of business to be brought before the annual meeting, you will have an opportunity to hear a report by Hypercom’s management regarding your company. You will also have an opportunity to direct your questions to the management team.

Information concerning the matters to be considered and voted upon at the Annual Meeting is contained in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. It is important that your shares be represented at the annual meeting, regardless of the number you hold. To ensure your representation at the annual meeting, if you are a stockholder of record, you may vote in person at the annual meeting. We will give you a ballot when you arrive. If you do not wish to vote in person or if you will not be attending the annual meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that was previously mailed to you, or, if you requested or otherwise received printed copies of the proxy materials, you can also vote by mail, telephone or on the Internet as instructed on the proxy card that you received. If you attend the annual meeting, you may vote in person even if you have previously returned a proxy card.

If you are unable to attend the annual meeting, you may listen to a live broadcast at www.hypercom.com. A replay can also be accessed on the website shortly after the conclusion of the annual meeting.

Thank you for your continued support of Hypercom. I look forward to seeing you on June 10th.

Sincerely
Philippe Tartavull
Chief Executive Officer and President

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HYPERCOM CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
________________

To Our Stockholders:

What:                     Hypercom Corporation 2010 Annual Meeting of Stockholders

When:                    June 10, 2010, at 9:00 a.m., Arizona time

Where:                  Hypercom Corporation Headquarters
8888 East Raintree Drive, Suite 300
Scottsdale, Arizona  85260

Why:                      At the annual meeting, stockholders will act on the following matters:
•	Election of three directors, each for a term of two years;
•	Approval of the Hypercom Corporation 2010 Equity Incentive Plan;
•	Ratification of the selection of Ernst & Young LLP as our independent auditor for fiscal year 2010; and
•	Any other matters that properly come before the annual meeting.

Only stockholders of record at the close of business on April 12, 2010 are entitled to vote at the annual meeting or any postponement or adjournment of the annual meeting. We have enclosed a copy of our Annual Report to Stockholders covering the fiscal year ended December 31, 2009, which includes audited financial statements, and our proxy statement.

IF YOU PLAN TO ATTEND:

Please note that space limitations make it necessary to limit attendance to stockholders and one guest per stockholder. Registration and seating will begin at 8:00 a.m. Parking is available. Stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices, cell phones and other electronic devices will not be permitted at the annual meeting other than those operated by Hypercom or its designees.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, IF YOU DO NOT WISH TO VOTE IN PERSON OR IF YOU WILL NOT BE ATTENDING THE ANNUAL MEETING, YOU MAY VOTE BY PROXY. YOU CAN VOTE BY PROXY OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS PROVIDED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS THAT WAS PREVIOUSLY MAILED TO YOU, OR, IF YOU REQUESTED OR OTHERWISE RECEIVED PRINTED COPIES OF THE PROXY MATERIALS, YOU CAN ALSO VOTE BY MAIL, TELEPHONE OR ON THE INTERNET AS INSTRUCTED ON THE PROXY CARD THAT YOU RECEIVED. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THAT STOCKHOLDER HAS RETURNED A PROXY.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 10, 2010: The Hypercom Corporation Proxy Statement for the 2010 Annual Meeting of Stockholders and the 2009 Annual Report to Stockholders are available at www.proxyvote.com.

Scottsdale, Arizona April 26, 2010	By Order of the Board of Directors, Douglas J. Reich Corporate Secretary

- ii -

HYPERCOM CORPORATION
8888 East Raintree Drive, Suite 300
Scottsdale, Arizona  85260
________________

PROXY STATEMENT
________________

This proxy statement contains information related to the Hypercom Corporation (“Hypercom,” the “Company,” “we,” “our,” “our company,” or “us”) 2010 Annual Meeting of Stockholders. The annual meeting will be held on June 10, 2010 at 9:00 a.m., Arizona time, at Hypercom’s corporate headquarters, 8888 East Raintree Drive, Suite 300, Scottsdale, Arizona 85260, or at such other time and place to which the annual meeting may be adjourned or postponed. The enclosed proxy is solicited by Hypercom’s Board of Directors (the “Board of Directors” or the “Board”). The proxy materials relating to the annual meeting are first being mailed or made available to stockholders entitled to vote at the annual meeting on or about April 30, 2010.

ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At our annual meeting, stockholders will act upon the matters outlined in the accompanying notice of annual meeting, including the election of directors, approval of the Hypercom Corporation 2010 Equity Incentive Plan, and ratification of the selection of Ernst & Young LLP as our independent auditor for fiscal year 2010. In addition, our management will report on Hypercom’s activities during the fiscal year ended December 31, 2009 and respond to questions from stockholders.

Why did I receive in the mail a one-page Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

        Pursuant to the rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are required to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found on the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

•	View our proxy materials for the annual meeting on the Internet; and
•	Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and is more environmentally friendly. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who is entitled to vote?

Only stockholders of record at the close of business on April 12, 2010 are entitled to receive notice of the annual meeting and to vote the shares of common stock they held on that date at the annual meeting, or any postponement or adjournment of the annual meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Who may attend the annual meeting?

All stockholders of record as of April 12, 2010, or their duly appointed proxies, may attend the annual meeting. Registration and seating will begin at 8:00 a.m. The annual meeting begins at 9:00 a.m. Cameras, recording devices, cell phones, and other electronic devices will not be permitted at the annual meeting other than those operated by Hypercom or its designees.

Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the annual meeting. In addition, as described in “How do I vote?” below, you will need to bring a legal proxy from the organization that holds your shares to vote.

What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Investor Services, you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by Hypercom.

        Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

What constitutes a quorum?

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting Hypercom to conduct its business at the annual meeting. As of the record date, 54,666,317 shares of Hypercom common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the annual meeting.

How do I vote?

If you are a stockholder of record, you may vote in person at the annual meeting. We will give you a ballot when you arrive. If you are a beneficial owner of shares held in street name and you wish to vote in person at the annual meeting, you must obtain a valid legal proxy from the organization that holds your shares.

If you do not wish to vote in person or if you will not be attending the annual meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you request printed copies of the proxy materials by mail, you can also vote by mail, by telephone or on the Internet.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

•	filing a notice of revocation with Hypercom’s Corporate Secretary;
•	sending in another duly executed proxy bearing a later date (including a telephone or Internet vote); or
•	attending the annual meeting and casting your vote in person.

Your last vote will be the vote that is counted.

Are there any dissenters’ rights of appraisal?

Pursuant to applicable Delaware law, there are no dissenters’ rights of appraisal relating to the matters to be acted upon at the annual meeting.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the Board of Directors’ recommendations. The Board’s recommendations are set forth together with a description of each item in this proxy statement. In summary, the Board recommends a vote for election of the nominees for directors (see page 3), for approval of the Hypercom Corporation 2010 Equity Incentive Plan (see page 38), and for ratification of the selection of Ernst & Young LLP as our independent auditor for fiscal year 2010 (see page 47).

With respect to any other matter that properly comes before the annual meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

Election of Directors. The three nominees who receive the most votes will be elected to the Board of Directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. A “broker non-vote” (discussed below) will also have no effect on the outcome since only a plurality of votes actually cast is required to elect a director.

Approval of the Hypercom Corporation 2010 Equity Incentive Plan.  The affirmative vote of a majority of the votes duly cast at the annual meeting is required to approve the Hypercom Corporation 2010 Equity Incentive Plan. Abstentions and “broker non-votes” (as discussed below) will also have no effect on the outcome.

Ratification of Selection of Independent Auditors for Fiscal Year 2010.  The affirmative vote of a majority of the votes duly cast at the annual meeting is required to ratify the selection of Ernst & Young LLP as our independent auditor for fiscal year 2010. Abstentions and “broker non-votes” (as discussed below) will also have no effect on the outcome.

Other Matters.  We do not anticipate that any other matters will be brought for consideration at the 2010 Annual Meeting of Stockholders. If any other matters are considered, the affirmative vote of a majority of the votes duly cast at the annual meeting is required to approve such other proposals.  Abstentions are not treated as votes cast and, therefore, will have no effect on any such proposal. “Broker non-votes” (as discussed below) will also have no effect on the outcome.

Effect of Broker Non-Votes. A “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. If you hold your shares in “street name” through a broker or other nominee and you do not give proper voting instructions, your broker or nominees may vote your shares on routine matters, which includes the ratification of our independent public accountants. However, your broker or nominees cannot vote your shares without your specific instructions on the election of directors or the approval of the Hypercom Corporation 2010 Equity Incentive Plan.  Broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum for the annual meeting, if such shares are otherwise properly represented at the meeting in person or by proxy, but are not counted for purposes of determining the number of shares entitled to vote on any proposal in respect of which the broker or other nominee lacks discretionary authority. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

Who is making this proxy solicitation and who will pay the cost of this proxy solicitation?

The Board of Directors is requesting your proxy to vote on the proposals discussed in this proxy statement. Hypercom will pay the costs of soliciting proxies from stockholders. In addition to the solicitation of stockholders of record by mail, proxies may be solicited by telephone, facsimile, email, personal contact, and similar means by Hypercom’s directors, officers or employees, none of whom will be specifically compensated for such activities. Upon request, Hypercom will also reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the common stock who request that printed copies of such materials be delivered and to obtain proxies.

Who will count the vote?

Broadridge Financial Solutions, Inc. has been engaged as our independent Inspector of Elections to tabulate stockholder votes for the 2010 Annual Meeting of Stockholders.

ELECTION OF DIRECTORS
(PROPOSAL NO. 1)

For Term Expiring at 2012 Annual Meeting

Hypercom’s Board of Directors currently consists of seven members. The directors are divided into two classes, with each class serving for a two-year period.

At the 2010 Annual Meeting of Stockholders, three Class I directors will be elected. Proxies may not be voted for more than three persons for election as directors. The three persons listed below are nominated for election as directors. Nominees will be elected to serve until the 2012 Annual Meeting of Stockholders or until their successors are duly elected and qualified or their resignation or removal, whichever first occurs.

Each of the nominees has consented to serve a two-year term. Should any of the nominees become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

The three nominees who receive the most votes will be elected to the Board. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. A “broker non-vote” will also have no effect on the outcome since only a plurality of votes actually cast is required to elect a director.

Nominees for Election as Directors

Class I

Daniel D. Diethelm, 47	Director since 2004

Daniel Diethelm has served as a Hypercom director since January 2004, currently serves as Lead Director and Chairman of the Audit Committee of the Board, and was Chairman of the Board from August 2005 to December 2007. He also previously served as a Hypercom director from August 2001 to May 2003. Mr. Diethelm has been President of 4Group, LLC, a private equity firm since 2003. From 1998 to 2008, he was Managing Partner of Sudan Funding, LLC, which acts as a manager, investor and consultant primarily in turnaround situations. From June 2006 to March 2007, Mr. Diethelm served as a director of Apollo Group Inc. (NASDAQ: APOL). From January 2000 to January 2001, Mr. Diethelm was President and Chief Executive Officer of Aeropower Resources, Inc., a Rolls-Royce gas turbine Authorized Maintenance Center and Federal Aviation Administration repair station. From 1991 to 2000, Mr. Diethelm was Chief Executive Officer of Sebec Corporation, a management, investment and consulting firm. From 1987 to 1991, Mr. Diethelm was President and Chief Operating Officer of Gould Research, Inc., a registered investment advisor and investment management software and database development company, and served as a member of its board of directors. He also served as a Senior Analyst at Gould Research, Inc. from 1984 to 1987. He is a member of the Arizona State Exposition and Fair Board. Mr. Diethelm is a Chartered Financial Analyst. He received a Bachelor’s degree in Business Administration (Finance) from the University of Arizona.

Norman Stout, 52	Director since 2003

Norman Stout is the Chairman of the Board. Mr. Stout has served as a director of Hypercom since April 2003 and previously served as executive Chairman of Hypercom from December 2007 until August 2009. Mr. Stout was appointed Chief Executive Officer and a member of the board of directors of Inter-Tel, Inc., a Phoenix-based business communications provider, in February 2006. Following the acquisition of Inter-Tel by Mitel Networks Corporation in August 2007, Mr. Stout served as CEO of Mitel US (Mitel’s U.S. division) until June 2008. Mr. Stout was with Inter-Tel since June 1998, and had served as Chief Strategy Officer and Chief Administrative Officer prior to becoming CEO. He was also a member of Inter-Tel’s board of directors from 1994 to 1998. Immediately prior to Inter-Tel, Mr. Stout served as Chief Operating Officer of Oldcastle Architectural Products in 1998, President of Oldcastle Architectural West from 1996 to 1998, and President of Oldcastle’s Superlite Block subsidiary from 1993 to 1998. Mr. Stout was Chief Executive Officer of Boorhem-Fields, Inc., a Dallas, Texas, manufacturer of crushed stone, from 1990 to 1993, and its Chief Financial Officer from 1986 to 1990. Mr. Stout currently serves as a director of Mitel Networks Corporation and Remy International, Inc. Mr. Stout was employed by Coopers & Lybrand as a Certified Public Accountant from 1982 to 1986. He received a Bachelor of Business Administration degree in accounting from Texas A&M University and a Masters of Business Administration degree from the University of Texas.

Philippe Tartavull, 52	Director since 2007

Philippe Tartavull has served as Hypercom’s Chief Executive Officer and President, and has been a member of the Board, since December 2007. Mr. Tartavull joined Hypercom in February 2007 as President and was appointed Chief Operating Officer in July 2007. Mr. Tartavull served on the Board from April 2006 to February 2007, when he resigned as a director effective with his agreement to become Hypercom’s President. From 1998 until immediately prior to joining Hypercom, he had been President of Oberthur Card Systems USA, following a year as that company’s Chief Operating Officer. Mr. Tartavull earned a Masters in Business Administration from the Institut d’Administration des Enterprises, Sorbonne University, a Masters of Science in Engineering from Ecole Nationale Superieure des Pétroles et des Moteurs, and a Bachelor of Science in Engineering from the Centre d’Etudes Supérieures des Techniques Industrielles, all in Paris, France. He is also a graduate of the Executive Program at the University of California at Los Angeles’ Anderson School of Management.

The Board of Directors unanimously recommends a vote FOR election of each of the foregoing director nominees.

Continuing Directors

The following is a list of Class II directors whose terms expire at the 2011 Annual Meeting of Stockholders:

Johann J. Dreyer, 51	Director since 2007

Johann Dreyer has served as a director of Hypercom since December 2007. Mr. Dreyer is President, CEO and a director of S1 Corporation. From 2005 to 2006, he served as President of S1’s Community Financial International Retail Banking and Global ATM/POS business. Mr. Dreyer was co-founder of Mosaic Software, a global software company specializing in payments systems purchased by S1 in November 2004. Before S1’s acquisition of Mosaic Software and from 2002, Mr. Dreyer served as Group Chief Executive Officer of Mosaic. Mr. Dreyer holds a Bachelor of Commerce Degree (Hons) in Computer Science from the University of Stellenbosch in South Africa.

Keith B. Geeslin, 57	Director since 2008

Keith Geeslin has served as a director of Hypercom since April 2008 (see “Additional Director Appointees” below). Mr. Geeslin joined Francisco Partners as a Partner in January 2004. Prior to joining Francisco Partners, he spent 19 years with the Sprout Group. Mr. Geeslin joined Sprout in 1984, became a General Partner in 1988, and became Sprout’s Managing Partner in 2000. Earlier in his career, he was the general manager of a division of Tymshare, Inc. and held various positions at its Tymnet subsidiary from 1980 to 1984. He was also previously a staff member of the U.S. Senate Commerce Committee. Mr. Geeslin serves on the board of directors of Blue Coat Systems, Inc. (BCSI), CommVault Systems, Inc. (CVLT), and Synaptics Incorporated (SYNA). He holds a Master of Science in Engineering and Economic Systems and a B.S. in Electrical Engineering from Stanford University, and a Master of Arts in Philosophy, Politics and Economics from Oxford University.

Ian K. Marsh, 56	Director since 2007

Ian Marsh has served as a director of Hypercom since July 2007 and currently serves as Chairman of the Compensation Committee of the Board. Mr. Marsh is currently a director of Fexco Holdings Ltd., a business and financial services company located in Ireland, and chairman of The Gilman Group, a retailing and distribution company located in Hong Kong. He previously served as an advisor to Western Union Company from January 2009 to December 2009. He was Executive Vice President and Managing Director, Asia Pacific Region, of Western Union from September 2006 to December 2008. Mr. Marsh served as Senior Vice President and Managing Director – Asia Pacific at Western Union from February 2004 to September 2006. Prior to joining Western Union, Mr. Marsh served as President for Reader’s Digest Europe, with executive responsibility spanning 18 European markets. Prior to that, Mr. Marsh worked for American Express in senior roles overseeing banking, card, travel and insurance operations in both European and Asia-Pacific markets and regions, ultimately serving as President and Chief Executive Officer of American Express – Japan. Mr. Marsh has been educated in London, England and also studied the Institute of Bankers qualifications.

Phillip J. Riese, 60	Director since 2004

Phillip Riese has served as a director of Hypercom since October 2004 and currently serves as Chairman of the Nominating/Corporate Governance Committee of the Board. Mr. Riese has been President of Riese & Others, providing advisory and consultancy services to an array of Fortune 500, and private and publicly held mid-cap companies, since 1998. He is an operating partner with a number of venture capital and private equity firms. Mr. Riese spent 18 years at American Express in a variety of positions, ultimately as President of the Consumer Card Services Group before retiring in 1998. Mr. Riese previously had been a division executive at Chase Manhattan Bank, and before that a partner in the consulting firm of M.C. Geffen and Associates, Cape Town, South Africa. After leaving American Express, Mr. Riese also served as Chief Executive Officer and a director of AirClic Inc., and of OptiMark Technologies.  Mr. Riese holds a Bachelor of Commerce (Hons.) degree from Leeds University in the United Kingdom, a Masters of Business Administration from the University of Cape Town, and a Masters Degree in management from the M.I.T. Sloan School of Management, where he was a Sloan Fellow.

Additional Director Appointees

In connection with our acquisition of the Thales e-Transactions line of business, which was completed in April 2008 (the “Acquisition”), Hypercom and Francisco Partners II, L.P. (“FP II”) entered into a credit agreement (the “Credit Agreement”). Pursuant to the Credit Agreement, FP Hypercom Holdco, LLC, an affiliate of FP II (the “Holder”), loaned Hypercom $60 million to partially fund the Acquisition at the closing of the Acquisition. In connection therewith, we granted the Holder a warrant to purchase 10,544,000 shares of Hypercom common stock at $5.00 per share (the “Warrant”) and entered into a Registration Rights Agreement with the Holder pursuant to which Hypercom agreed to register for resale the shares of Hypercom common stock issuable upon exercise of the Warrant (the “Registration Rights Agreement”).

Pursuant to the terms of the Registration Rights Agreement, FP II has the power to nominate two directors to Hypercom’s Board if certain conditions are met. FP II will retain its appointment power for a single director nominee, which it selected Mr. Geeslin to fulfill, until the Holder, together with its affiliates, no longer holds at least 25% of the principal amount of the loan originally made to Hypercom under the Credit Agreement. FP II will retain its appointment power for a second director nominee until the Holder, together with its affiliates, no longer holds at least 50% of the principal amount of the loan originally made to Hypercom under the Credit Agreement. Mr. Geeslin was elected to the Board for a two-year term at the 2009 Annual Meeting of Stockholders.

Although the Holder currently holds at least 50% of the principal amount of the loan, FP II, in its sole discretion, has opted to not exercise its right to nominate and appoint a second director at this time. In the event FP II nominates its second director nominee, Hypercom is required to further increase the number of seats on the Board and appoint such director nominee.

CORPORATE GOVERNANCE

The Board, Board Committees and Meetings

Corporate governance is typically defined as the system that allocates duties and authority among a company’s stockholders, board of directors and management. The stockholders elect the board of directors and vote on extraordinary matters. The board of directors is the company’s governing body, responsible for hiring, overseeing and evaluating management, particularly the chief executive officer; and management runs the company’s day-to-day operations. Our Board currently consists of seven directors. Consistent with the requirements of Section 303A.01 of the New York Stock Exchange’s (“NYSE”) Listed Company Manual, the Board believes that there should be a substantial majority of independent directors on the Board. The Board also believes that it is useful and appropriate to have members of management, including the Chief Executive Officer (“CEO”), as directors. The current Board members include six directors who are not current Hypercom employees (“non-employee directors” or “non-management directors”) and one director who is a current Hypercom employee—our CEO.

Independence of Directors

As part of its annual review, the Board has determined that four non-employee directors who served in 2009, Daniel D. Diethelm, Johann J. Dreyer, Ian K. Marsh, and Phillip J. Riese, qualify as “independent” in accordance with the published standards set forth in Section 303A of the NYSE Listed Company Manual and other governing laws and regulations.

The NYSE independence definition includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company. In addition, as further required by NYSE rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the company with regard to each director’s business and personal activities as they may relate to Hypercom and our management.

Board Responsibilities and Structure

The Board’s primary responsibilities are oversight, counseling and direction to our management in the long-term interests of Hypercom and our stockholders. The Board’s detailed responsibilities include: (1) selecting and regularly evaluating the performance of the CEO and other senior executives; (2) planning for succession with respect to the position of CEO and monitoring management’s succession planning for other senior executives; (3) reviewing and, where appropriate, approving our major financial objectives, strategic and operating plans, and business risks and actions; (4) overseeing the conduct of our business to evaluate whether the business is being properly managed; and (5) overseeing the processes for maintaining our integrity with regard to our financial statements, other public disclosures, and compliance with laws and ethics. The Board has instructed our CEO, working with our other executive officers, to manage our business in a manner consistent with our standards and practices, and in accordance with any specific plans, instructions or directions of the Board. The CEO and senior management are responsible for seeking the advice and, in appropriate situations, the Board’s approval with respect to extraordinary actions that our company may undertake.

The Board’s general policy is that the positions of Chairman of the Board and CEO should be held by separate persons, which the Board believes is appropriate because it aids in the Board’s oversight of management and permits the CEO to focus his attention on leading our company. The Chairman of the Board chairs the meetings of the Board; approves the information, agenda and meeting schedules sent to the Board; and has in the past served as a liaison between the CEO and the independent directors and called meetings of the independent directors. The Board and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time as appropriate. Pursuant to Section 303A.03 of the NYSE Listed Company Manual, Board agendas include regularly scheduled “executive sessions” for the independent directors to meet without management present.

Our current Chairman of the Board, Mr. Stout, previously served as executive Chairman of Hypercom from December 2007 to August 2009. The Board decided to streamline the executive ranks of Hypercom and determined that Mr. Tartavull, as CEO, together with his management team, could effectively provide the full range of executive leadership to our company. The Board then asked Mr. Stout to serve as non-executive Chairman of the Board, recognizing the role that he had previously performed in leading the Board to conduct its business in an orderly manner, as well as the immediate benefits of continuity. The Board expects to evaluate the Board structure from time to time. This evaluation would take into account the needs of our company, our management and our stockholders in terms of the levels of experience, qualifications, attributes, and skills that we desire our Board members to possess, as well as our governance structure, including the roles of our Chairman and Lead Director, and the leadership and structure of our Board and management committees.

Attendance at Board, Committee and Annual Meetings of Stockholders.  The Board held four regular meetings and 13 special meetings in 2009. Additionally, the Board acted by unanimous written consent two times during 2009. In 2009, each director attended 75% or more of the meetings of the Board and the committees on which they served. Hypercom does not have a formal policy regarding attendance by Board members at our Annual Meeting of Stockholders, but strongly encourages directors to attend. We make every effort to schedule our Annual Meeting of Stockholders at a time and date to permit attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law. Messrs. Diethelm, Stout and Tartavull attended the 2009 Annual Meeting of Stockholders.

Executive Sessions of the Non-Management Directors.  In addition to the Board and committee meetings, the non-management directors met five times in 2009, in connection with regularly scheduled Board meetings or otherwise, without management present. The presiding director at such meetings was our Lead Director, Mr. Diethelm.

Board Risk Oversight

The Board has overall responsibility for risk oversight and management. Throughout the year, including as part of its annual detailed corporate strategy review, the Board and the committees to which it has delegated responsibility dedicate a portion of their meetings to review and discuss specific risk topics in greater detail. The Board has delegated responsibility for the oversight of specific risks to Board committees as follows:

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The Audit Committee oversees Hypercom’s risk policies and processes relating to the financial statements and financial reporting processes, as well as key credit risks, liquidity risks, market risks and compliance, and the guidelines, policies and processes for monitoring and mitigating those risks.

•
The Compensation Committee monitors the risks associated with management resources, structure, succession planning, development and selection processes, including evaluating the effect the compensation structure may have on risk decisions.

•	The Nominating/Corporate Governance Committee oversees risks related to our company’s governance structure and processes and risks arising from related party transactions.

Furthermore, the full Board regularly reviews the financial statements of our company with an emphasis on the riskiness of our assets, capital structure, and liquidity sources.  In order to mitigate risk, the Board also reviews and approves all of our major investment and strategic decisions.

The Board’s risk oversight process builds upon management’s risk assessment and mitigation processes, which include standardized reviews of our company’s long-term strategic and operational planning, executive development and evaluation, regulatory and litigation compliance, health, safety and environmental compliance, financial reporting and controllership, and information technology and security.   To assist with these processes, Hypercom has appointed a chief compliance officer, currently Douglas Reich, with responsibility for overseeing and coordinating risk assessment and mitigation on an enterprise-wide basis.

Board Committees and Charters

The Board has delegated various responsibilities and authority to different Board committees, as described in this section of the proxy statement and in the committee charters. Committees regularly report on their activities and actions to the full Board. The Board currently has, and appoints the members of, standing Audit, Compensation and Nominating/Corporate Governance Committees. Each member of the Audit, Compensation and Nominating/Corporate Governance Committees is an independent director as defined by NYSE standards and other standards applicable to performing duties on such committees. Each of the Board committees has a written charter as required by, and consistent with, NYSE corporate governance standards, that is approved by the Board. The Board and each committee conducts an annual evaluation of its performance. Copies of each charter are posted on the Corporate Governance portion of Hypercom’s website at www.hypercom.com and we will provide print copies of our committee charters to any stockholder upon request. Each committee has the authority to engage outside experts, advisors and counsel to the extent it considers appropriate to assist the committee in its work. The current members of the committees are identified in the following table:

Director	Audit	Compensation	Nominating/Corporate Governance
Daniel Diethelm	Chair		√
Johann Dreyer		√
Keith Geeslin
Ian Marsh	√	Chair
Phillip Riese	√	√	Chair
Norman Stout
Philippe Tartavull

Audit Committee.  The Audit Committee assists the Board in fulfilling its oversight responsibilities to stockholders, the investment community and others by, among other things, monitoring: (1) the quality and the integrity of Hypercom’s financial statements; (2) the adequacy and effectiveness of Hypercom’s internal controls (including any significant changes in internal controls reported to the Audit Committee by the independent auditor or management); (3) the adequacy and effectiveness of Hypercom’s disclosure controls and procedures and management reports thereon; (4) Hypercom’s compliance with ethical policies contained in Hypercom’s Code of Ethics, and legal and regulatory requirements; (5) the independence and qualifications of Hypercom’s independent registered public accounting firm; and (6) the performance of Hypercom’s internal audit function and the independent registered public accountants. The Audit Committee also selects and engages independent auditors to audit Hypercom’s books, records and accounts, reviews the scope of the audits, and establishes policy in connection with Hypercom’s internal audit activities. The Audit Committee also pre-approves all audit and non-audit services provided by the independent auditors. See “Audit Committee Report” below for further information. In 2009, the Audit Committee held six meetings and did not act by unanimous written consent.

The members of the Audit Committee each qualify as “independent” as set forth under Sections 303A.02(a) and (b) of the NYSE Listed Company Manual and special standards established by the SEC for members of audit committees. The Audit Committee also includes at least one independent member who is determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules, including that such director meets the relevant definition of an “independent director.” Daniel Diethelm is the independent director who has been determined to be our audit committee financial expert. This designation is a disclosure requirement of the SEC related to Mr. Diethelm’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Diethelm any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board. The Board has also determined that each Audit Committee member is financially literate and has sufficient knowledge in reading and understanding Hypercom’s financial statements to serve on the Audit Committee.

Compensation Committee.  The Compensation Committee is responsible for approving all executive compensation agreements and administering Hypercom’s stock option and employee stock purchase plans. A further discussion regarding the nature and scope of the Compensation Committee’s responsibilities is set forth below under “Compensation Discussion and Analysis” and “Compensation Committee Report.”  In 2009, the Compensation Committee held seven meetings and did not act by unanimous written consent.

Nominating/Corporate Governance Committee.  The Nominating/Corporate Governance Committee’s responsibilities include, among other things: (1) assisting the Board in identifying individuals qualified to become Board members; (2) selecting and recommending to the Board nominees for directors at the next annual meeting of stockholders; (3) developing and recommending to the Board a set of Corporate Governance Principles and Practices applicable to Hypercom; (4) overseeing the evaluation of the Board and management; and (5) recommending to the Board director nominees for the Compensation Committee and the Audit Committee. In 2009, the Nominating/Corporate Governance Committee held three meetings and did not act by unanimous written consent.

Director Nominee Criteria and Process

The Board is responsible for approving candidates for Board membership. The Board has delegated the screening and recruitment process to the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee believes that the criteria for director nominees should ensure effective corporate governance, support Hypercom’s strategies and businesses, account for individual director attributes and the effect of the overall mix of those attributes on the Board’s effectiveness, and support the successful recruitment of qualified candidates for the Board.

In evaluating prospective candidates or current Board members for nomination or re-nomination, the Nominating/Corporate Governance Committee considers the following: (1) character, including reputation for personal integrity and adherence to high ethical standards; (2) judgment; (3) knowledge and experience in leading a successful company, business unit, or other institution; (4) current and historical experience in the electronic payment industry and related industries, including international experience; and (5) business acumen—all in the context of an assessment of the Board’s needs at that point in time. The Nominating/Corporate Governance Committee also considers a candidate’s or current Board member’s other board commitments or job responsibilities in assessing whether the candidate would be able to devote the time and attention necessary to be an effective director of Hypercom. Although the Nominating/Corporate Governance Committee will review each candidate’s qualifications to determine whether each candidate is appropriate for the Board, candidates need not possess any minimum qualifications or specific qualities or skills.

Below we identify and describe the key experiences that our current directors bring to the Board that are represented in their individual biographies in this proxy statement. We believe that these key experiences are important in light of Hypercom’s business structure and give our current directors, including the nominees up for re-election at our 2010 Annual Meeting of Stockholders, the qualifications and skills necessary to serve as our directors.

•
Leadership experience. We believe that directors with experience in significant leadership or governance positions over an extended period, especially CEO or board of director positions, provide us with special insights. These people generally possess extraordinary leadership qualities and the ability to identify and develop those qualities in others. They demonstrate a practical understanding of organizations, processes, strategy, risk management and the methods to drive change and growth. Through their service as top leaders at other organizations, they also have access to important sources of market intelligence, analysis and relationships that benefit our company.

•
Finance experience. We believe that an understanding of finance and financial reporting processes is important for our directors. We measure our operating and strategic performance by reference to financial targets. In addition, accurate financial reporting and robust auditing are critical to Hypercom’s success. We seek to have a number of directors who qualify as audit committee financial experts, and we expect all of our directors to be financially knowledgeable.

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Industry experience. We seek to have directors with experience as executives, directors or in other leadership positions in the industries in which we participate. For example, our increased focus on providing complete, secure electronic payment and transaction solutions and value-added services at the point of transaction led the Board to seek directors with varied experience within the multifaceted payment solutions industry.

•	Operations experience. We benefit from having directors with experience in operations, supply chain, contract manufacturing, and inventory management.

•
Marketing experience. Hypercom seeks to grow organically by identifying and developing new markets for its products and services. Therefore, marketing expertise, especially on an international basis, is important to us.

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Technology experience. As a technology company and leading innovator, we seek directors with backgrounds in technology because our success depends on developing and investing in new technologies and access to new ideas.

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Global experience. Hypercom’s current and future success depends, in large part, on its success in growing its businesses outside the United States. For example, for fiscal year 2009, 83% of Hypercom’s revenues came from outside the United States. This highlights the importance of having directors with a global business perspective.

In addition, the evaluation of director nominees by the Nominating/Corporate Governance Committee also takes into account diversity of age and background. All nominations to the Board, in line with Hypercom’s overall hiring practices, are made to the greatest extent possible from a qualified slate of diverse candidates. All internal and external search efforts are and will be required to show a diverse slate, or, to the extent that the slate is not diverse, to show the efforts made to find and attract a diverse slate of candidates.

The Nominating/Corporate Governance Committee may receive recommendations for Board candidates from various sources, including Hypercom’s directors, management and stockholders. Director candidates recommended by Hypercom’s stockholders will be considered using the same criteria the Nominating/Corporate Governance Committee uses to assess all potential candidates. A stockholder wishing to nominate a candidate to be elected to the Board at the 2011 Annual Meeting of Stockholders must comply with the requirements set forth in our bylaws and should send written notice of their intention to do so to the Nominating/Corporate Governance Committee, c/o Corporate Secretary, Hypercom Corporation, 8888 East Raintree Drive, Suite 300, Scottsdale, Arizona 85260. To be timely, the nomination must be received no later than March 12, 2011, which is 90 days prior to the anniversary of our 2010 Annual Meeting of Stockholders. The notice of nomination is required to contain information about both the nominee and the stockholder making the nomination, including information sufficient to allow the Nominating/Corporate Governance Committee to determine if the candidate meets its criteria for Board membership. Hypercom may require that the proposed nominee furnish other information to determine that person’s eligibility to serve as a director. A nomination that does not comply with the above procedure will not be considered for presentation at the annual meeting or for any vacancies arising on the Board between annual meetings. See “Additional Information—Stockholder Proposals for Inclusion in the 2011 Proxy Statement” and “Additional Information—Director Nominations or Other Business for Presentation at the 2011 Annual Meeting” for more information.

When a vacancy occurs on the Board, the Nominating/Corporate Governance Committee recommends to the Board a nominee to fill the vacancy. As provided in our bylaws, the Board elects a new director when a vacancy occurs between annual meetings of stockholders. The Nominating/Corporate Governance Committee also annually evaluates and recommends to the Board nominees for election as directors at Hypercom’s annual meeting of stockholders.

The Nominating/Corporate Governance Committee has the authority to retain a search firm to identify and recruit director candidates meeting the criteria specified by the Nominating/Corporate Governance Committee but did not utilize such resources in 2009.

Messrs. Diethelm, Stout and Tartavull, the three persons nominated for election as directors at the 2010 Annual Meeting of Stockholders, are current directors and have been recommended by the Nominating/Corporate Governance Committee, which is composed entirely of independent directors, and nominated by the Board.

Communications with the Board

Stockholders or other interested parties may communicate with any or all of the following by submitting an email to the Corporate Secretary at corporatesecretary@hypercom.com: (i) the Board of Directors; (ii) the Chairman of the Board; (iii) the Lead Director; (iv) the independent directors; (v) the non-management directors; or (vi) a specific individual director. You may also communicate with any or all of such persons in writing by mail or delivery addressed to the attention of such person(s) at: Corporate Secretary, Hypercom Corporation, 8888 E. Raintree Drive, Suite 300, Scottsdale, Arizona 85260. Communications received electronically or in writing will be distributed to the Board of Directors, the Chairman of the Board, the Lead Director, the independent directors, the non-management directors or such other Board member(s), as appropriate.

Communications to one or more directors will be collected and organized by our Corporate Secretary. The Corporate Secretary will forward all communications to the Chairman of the Board or to the identified director(s) as soon as practicable, although communications that are abusive, in bad taste, or that present safety or security concerns may be handled differently. If multiple communications are received on a similar topic, the Corporate Secretary may, in his discretion, forward only representative correspondence.

The Chairman of the Board will determine whether any communication addressed to the entire Board of Directors should be properly addressed to the entire Board of Directors or a committee thereof. If a communication is sent to the Board of Directors or a committee, the Chairman of the Board or the chairman of that committee, as the case may be, will determine whether a response to the communication is warranted. If it is determined that a response to the communication is warranted, the content and method of the response may be coordinated with our outside legal counsel.

Other Corporate Governance Policies

Corporate Governance Policies.  The Board adopted Corporate Governance Principles and Practices in 2004 to comply with Section 303A.09 of the NYSE Listed Company Manual. These policies guide Hypercom and the Board on matters of corporate governance, including director responsibilities, Board committees and their charters, director independence, director qualifications, director compensation and evaluations, director orientation and education, director access to management, Board access to outside financial, business and legal advisors, and management development and succession planning. These policies are available on the Corporate Governance portion of Hypercom’s website at www.hypercom.com and we will provide a print copy of our Corporate Governance Principles and Practices to any stockholder upon request.

Code of Ethics.  Hypercom has a Code of Ethics that applies to all of Hypercom’s directors, executive officers and employees, including the CEO, Chief Financial Officer (“CFO”), Chief Accounting Officer (“CAO”), and persons performing similar functions. The Code of Ethics is available on the Corporate Governance portion of Hypercom’s website at www.hypercom.com and we will provide a print copy of our Code of Ethics to any stockholder upon request. We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K in the event of an amendment to, or a waiver from, a provision of our Code of Ethics that applies to our CEO, CFO, CAO, or persons performing similar functions, by disclosing such information on our website.

Lead Director/Non-Executive Chairman.  Daniel Diethelm served as Chairman of the Board from August 2005 to December 2007. Because Mr. Diethelm is an independent director, the Board had determined that it was not necessary to also designate a Lead Director while Mr. Diethelm served as Chairman. As Chairman, Mr. Diethelm chaired Board meetings and executive session meetings of independent directors, among other responsibilities. The independent, non-management directors meet in executive session, without the presence of management, at least quarterly.  Mr. Diethelm was succeeded as Chairman by Norman Stout in December 2007.  Because Mr. Stout was employed by Hypercom as executive Chairman and therefore was not considered an independent director during the time of his employment, the Board reappointed Mr. Diethelm as Lead Director in December 2007 to chair executive session meetings of independent directors going forward.  Mr. Stout will continue to chair meetings of the full Board.

Whistleblower Procedures.  Hypercom’s Code of Ethics contains procedures for the receipt, retention and treatment of complaints received by Hypercom regarding accounting, internal accounting controls or auditing matters and to address employee concerns about unethical or unlawful behavior that may come to an employee’s attention. Hypercom has established a hotline available to all employees to facilitate anonymous reporting of any questionable activities.

Disclosure Committee.  Hypercom has established a Disclosure Committee composed of members of management and a representative of the Board to assist Hypercom in fulfilling its obligations to maintain disclosure controls and procedures, and to coordinate and oversee the process of preparing its periodic securities filings. Daniel Diethelm serves as the Board representative on the Disclosure Committee.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The purpose of this Compensation Discussion and Analysis is to provide material information about our compensation principles, philosophy and other relevant policies and to explain how and why we determined the compensation for our company’s most highly compensated senior executives. We are required by the SEC to provide this analysis with respect to: (a) each person serving as our CEO during the fiscal year ended December 31, 2009 (“Fiscal 2009”); (b) each person serving as our CFO during Fiscal 2009; (c) the three most highly compensated executive officers other than our CEO, CFO and former Interim CFO serving at the end of  Fiscal 2009; and (d) up to two additional individuals for whom disclosure would have been provided pursuant to (c) above but for the fact that the individual was not serving as an executive officer of our company at the end of Fiscal 2009 (collectively, the “Named Executive Officers” or “NEOs”). For Fiscal 2009, our Named Executive Officers were:

•	Philippe Tartavull, CEO and President;
•	Thomas Sabol, CFO;
•	Robert Vreeland, former Interim CFO;
•	Henry Gaillard, Senior Vice President, Global Operations;
•	Scott Tsujita, Senior Vice President, Finance, Treasury and Investor Relations;
•	Douglas Reich, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary; and
•	Norman Stout, former executive Chairman.

In connection with the appointment of Thomas Sabol as CFO, effective April 20, 2009, Mr. Vreeland left his position as Interim CFO, which he was appointed to on April 28, 2008, to continue in a leadership position within Hypercom’s Global Finance team. He later resigned from his position with Hypercom, effective May 5, 2009. Norman Stout’s position as executive Chairman of Hypercom was terminated as of August 3, 2009.  However, we continued his employment in an advisory role through the end of the applicable notice period pursuant to his employment agreement, as amended, which was November 1, 2009.

Guiding Principles.  We have the following Guiding Principles with respect to executive compensation, as established by our Compensation Committee and approved by the Board:

•	Our compensation philosophy is established by the Compensation Committee and may be modified from time-to-time at the discretion of the Compensation Committee.

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Our CEO will seek prior approval for all compensation decisions relating to: (a) all Named Executive Officers; (b) those individuals with a direct reporting relationship to the CEO; (c) those individuals in our company, other than the CEO,

•	receiving total annual base compensation of more than $250,000; and (d) any compensation matter that is an exception to the compensation philosophy.

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All other compensation decisions are delegated by the Compensation Committee to the CEO, with the expectation that all decisions: (a) adhere to the compensation philosophy; (b) are within the annual budget approved by the Board; and (c) are within the appropriate range for the applicable “compensation band” (as discussed below).

Compensation Philosophy.  Compensation and benefits for all employees, including the Named Executive Officers, are determined in the context of our compensation philosophy. The Compensation Committee evaluates our compensation philosophy on an annual basis in an effort to ensure that the components of total compensation, goals and benchmarks are aligned with Hypercom’s best interests. The central themes and purposes of our compensation philosophy are:

•	To encourage continuous improvement in performance at both a corporate and employee level;

•	To seek and retain the employment of the brightest, most innovative and talented employees who will help drive our business to achieve its maximum potential;

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To define a “compensation band” for particular positions in order to determine an employee’s total mix of compensation, which is determined by considering positions of similar responsibility, the complexity of the position, and the market expectation for compensation for a particular position in the geographic region where the person is resident or on temporary assignment; and

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To align, where appropriate, the compensation of our Named Executive Officers and other employees with stockholder interests, by, among other things, utilizing long-term incentives and triggering performance criteria with corporate results.

Compensation Policies and Practices Related to Risk Management.  We regularly assess our compensation policies and practices in response to current public and regulatory concern about the link between incentive compensation and excessive risk taking by corporations. We have concluded that our compensation program does not motivate imprudent risk taking and any risks involved in compensation are not reasonably likely to have a material adverse effect on Hypercom. In reaching this conclusion, we believe that the following risk oversight and compensation design features guard against excessive risk-taking:

•	Establishing base salaries consistent with executives’ responsibilities so that they are not motivated to take excessive risks to achieve a reasonable level of financial security;

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Determining annual cash incentive awards based on the achievement of targets based on operating income, as well as other items such as revenue growth, gross margin, earnings per share, EBITDAS (income from operations excluding special charges, depreciation, amortization and stock-based compensation), and market share targets, which helps ensure that extraordinary compensation is tied to the creation of enhanced value for stockholders;

•	Designing long-term compensation, including vesting provisions for equity compensation awards, to reward executives for driving sustainable, profitable, growth for stockholders;

•	Ensuring oversight by the Compensation Committee in the operation of our compensation plans; and

•	Providing the Compensation Committee with the ability to reduce annual cash incentive awards for audit control deficiencies.

Role of Executive Officers in Determining Executive Compensation.  Consistent with our Guiding Principles, the Compensation Committee, or the Board upon recommendation of the Compensation Committee, makes all final compensation decisions related to our Named Executive Officers and the CEO’s direct reports. However, our CEO and other executive officers regularly provide information and recommendations to the Compensation Committee, including information relating to the performance of the executive officers, appropriate levels and components of compensation, including equity grants, and the targets for business unit performance or other goals for our annual cash incentives.

In particular, our typical practice calls for our CEO and the senior Human Resources officer to meet with the Compensation Committee at or near the beginning of each fiscal year to present:

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An analysis of the 50 most highly compensated employees at Hypercom, which includes, among other things, their compensation, including benefits and long-term incentives, and performance ratings for the prior year.

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A  recommended base salary increase percentage based on market compensation data and our financial performance during the prior fiscal year for all employees on the payroll to be included as part of the annual budget process. Once a budget is established, base compensation may be adjusted at the CEO’s discretion within the budget.

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A recommended corporate performance rating structure for determination of the annual cash incentive awards, which structure will be based upon key metrics that, if achieved, should create positive market performance and a basis for creation of longer-term stockholder value.

At the end of each year, our CEO also assists our Compensation Committee in evaluating our corporate performance and establishing a corporate performance rating for the recently completed fiscal year. Once such corporate performance rating is established and approved by the Board, our CEO allocates annual cash incentive awards consistent with such corporate performance rating and individual performance ratings, compensation bands and our compensation philosophy. With the hire of a new Vice President of Global Human Resources in early 2008, we made certain changes to the way in which annual reviews of compensation are conducted, as discussed in further detail below.

Our compensation philosophy requires that the CEO must seek prior Board approval for all compensation decisions relating to our Named Executive Officers, all other individuals with a direct reporting relationship to the CEO, and all executives earning a base salary in excess of $250,000. To the extent an employee of Hypercom that is not a direct report of the CEO and receives total annual base compensation of $250,000 or less is later determined to be a Named Executive Officer for a given fiscal year, our CEO and other executive officers may make compensation decisions related to such Named Executive Officer without prior Board approval. Our Human Resources department also supports the Compensation Committee in various other compensation-related tasks and in some cases acts pursuant to delegated authority to fulfill various functions in administering our compensation programs.

Role of Compensation Consultants.  Under its charter, the Compensation Committee has authority to retain and terminate compensation consultants, outside counsel and other advisors that the committee deems appropriate, in its sole discretion, to assist it in discharging its duties, and to approve the terms of retention and fees to be paid to such consultants. Our management engaged Mercer Human Resource Consulting, Inc. (“Mercer”) in November 2006 to conduct a compensation review and benchmark compensation for thirteen Hypercom executives, including base salary, annual incentive opportunities, total cash compensation, and long-term incentive grant values. Mercer completed its review and benchmarking in January 2007, and this information was presented to the Compensation Committee.

In June 2008, Mercer was again retained by management and the Compensation Committee to conduct a compensation review and benchmark compensation for the top 100 position titles at Hypercom throughout our global regions. In addition, management and the Compensation Committee also retained Farient Advisors, LLC (“Farient”) in June 2008 to conduct a compensation review and benchmark compensation for the 25 most highly compensated employees at Hypercom. Mercer and Farient completed their reviews and benchmarking in the third quarter of 2008, and this information was presented to the Compensation Committee and Board. Farient also conducted a separate study and made recommendations with respect to equity compensation awards in December 2008. This information was presented to the Compensation Committee and Board in February 2009. No other consultants or advisers have subsequently been retained by management, the Compensation Committee, or the Board. From time to time, the Compensation Committee obtains and uses alternative compensation-related data on an informal basis. No additional compensation consulting work was obtained by the Board or management in Fiscal 2009 or thus far in 2010.

Market Data and Benchmarking.  From time-to-time we or our outside advisors benchmark positions against the market to help us continue to keep our compensation and compensation bands consistent with the market. For example, our management engaged Mercer and Farient, for purposes of their benchmarking, to use multiple survey sources from their respective published survey libraries that focused on companies of similar size and revenue base as, and in related industries to, Hypercom. Although the information provided to us by Mercer in both 2006 and 2008 did not include the names of the specific companies surveyed, the companies used by Farient in its benchmarking analysis were CAM Commerce Solutions, Inc., Diebold, Inc., Ingenico SA, MICROS Systems, Inc., NCR Corp., PAR Technology Corp., Radiant Systems, Inc., and VeriFone Holdings, Inc. We refer to these companies collectively as our “Peer Companies” in this Compensation Discussion and Analysis.

In Fiscal 2009, a compensation review and benchmarking analysis similar to that conducted in Fiscal 2008 was completed without the assistance of outside consultants. This analysis will be performed on an annual basis going forward in order to review information and make compensation decisions with respect to a broader subset of our employees.

Analysis and Components of Executive Compensation

A broad range of facts and circumstances are considered in setting executive compensation. Our compensation plans are designed to provide a competitive total compensation package consistent with our position in the marketplace, which is focused on both individual performance and corporate performance. Total compensation is comprised of the following elements:

•	Cash compensation;
•	Long-term incentives;
•	Severance and change of control arrangements; and
•	Other benefits and perquisites.

The Compensation Committee considers each component of executive compensation in light of total compensation. For example, when considering a severance and change of control arrangement for an executive officer, whether it be a new hire or an executive currently employed with us, the Compensation Committee looks at the base salary amount, value of long-term incentive awards, and other benefits or arrangements to determine the appropriate level of termination payments and benefits.

Our executives generally, and the NEOs in particular, are targeted within the compensation bands based on individual performance, company results, internal equity, past practice, and experience. Business results from the most recently completed fiscal year factor heavily in actual executive compensation earned. When we recruit externally, market competitiveness, experience, as well as the circumstances unique to a particular candidate may weigh more heavily in the compensation analysis. In contrast, when determining compensation for current NEOs, peer group data, business results and internal equity generally factor more heavily into the analysis.

Cash Compensation

Cash compensation for our Named Executive Officers is comprised of:

•	Base salary; and
•	Annual cash incentive award.

Base Salary.  Consistent with our philosophy of tying pay to performance, our Named Executive Officers for the most part receive a relatively small percentage of their overall targeted compensation in the form of base pay. For example, our CEO may receive as little as 40% of his targeted annual cash compensation as base salary. We conduct reviews periodically to benchmark the base salaries of key positions against the market, with the last such review having been completed by Mercer and Farient in the third quarter of 2008. Base salaries for our executives are targeted at the median base salary of executives performing similar roles at companies of similar size and complexity in the applicable market.

Adjustments at the senior and executive management level are made to recognize significant expansion of an individual’s role, or if competitive market data, such as the information gathered from Mercer or other sources, indicate a significant deviation from market standards.

Upon appointing Philippe Tartavull President in February 2007, the Compensation Committee determined to provide him with a base salary in the amount of $350,000. This determination took into account market competitiveness for similarly situated executives, and Mr. Tartavull’s prior experience. No increase in base salary was made in connection with Mr. Tartavull’s promotion to Chief Operating Officer in July 2007. However, upon his promotion to CEO in December 2007, the Compensation Committee determined to increase Mr. Tartavull’s base salary to $450,000. This determination was made in light of the additional responsibilities and workload inherent to the position of CEO, recognition that the scope of activities would be expanded because of the acquisition of the Thales e-Transactions business line, as well as to keep Mr. Tartavull’s base pay near the market median for CEO compensation at our Peer Companies. Mr. Tartavull’s base salary was not further increased in Fiscal 2008 or Fiscal 2009.

There were no salary adjustments for the Named Executive Officers in Fiscal 2009. For the fiscal years ended December 31, 2008 and December 31, 2007 (“Fiscal 2008” and “Fiscal 2007,” respectively), there were no salary adjustments for the Named Executive Officers other than the increase for Mr. Tartavull discussed above and standard merit increases for certain NEOs, such as a merit increase for Scott Tsujita of approximately 4% of his previous base salary in Fiscal 2008.

We disclose the actual base salaries of our Named Executive Officers for Fiscal 2009, Fiscal 2008 and Fiscal 2007 (as applicable) in the Summary Compensation Table of this proxy statement in the column “Salary.”

Annual Cash Incentive.  Annual cash incentive payments are tied directly to annual corporate and individual performance. The target annual cash incentive awards for each executive is set based on the scope of responsibility of that executive within our organization, and is guided by our compensation philosophy that such executive will, over time, approach total cash compensation (including base salary) approximating the 75th percentile of executives performing similar roles in companies of similar size and complexity in the applicable market (including our Peer Companies).

The payment of annual cash incentive awards is dependent on whether we have achieved the financial expectations that the Board establishes for our company for a particular year. Our corporate performance objectives are generally based upon revenue growth, operating income, gross margin, EBITDAS, and market share, and are set by the Board in connection with its approval of the annual budget. At or near the beginning of the year, the Board, upon recommendation of the Compensation Committee, sets the corporate and personal performance objectives for our CEO, and our CEO and CFO in conjunction with the Board also determine personal performance objectives for their respective direct reports, including each Named Executive Officer. The incentive compensation target for each Named Executive Officer is determined by the target percentage for each NEO in his or her respective employment agreement (or as otherwise provided). In determining the value of the incentive compensation target, corporate performance goals are typically weighted 80-90% and personal performance goals are typically weighted 10-20%. Determinations regarding weighting of specific performance goals are made by the Board, upon recommendation of the Compensation Committee, at or near the beginning of the year based on a number of factors, such as identified areas for improvement or growth.

At year end or in the first part of the subsequent fiscal year, our Board evaluates the performance of our company as a whole, based, in part, upon the pre-established corporate and personal performance goals. The Compensation Committee then reviews the total calculated payout to eligible employees, and specifically those payouts to the CEO and the direct reports of the CEO. In general, no awards are made when achievement of goals is below the pre-established thresholds set and approved by the Compensation Committee.

Annual Cash Incentive Awards for 2007.  In February 2007, the Board set corporate and personal performance objectives and based on such objectives, the Compensation Committee recommended incentive compensation targets for 2007 for the Named Executive Officers and certain other senior executives of our company in accordance with the philosophy described above. The Board approved the recommendation.

In August 2007, on the recommendation of the Compensation Committee, the Board approved an amendment to the 2007 annual cash incentive award plan to account for certain events taking place at our company, including: (i) we had missed our first half goals and were expecting to miss our goals for the remainder of the year, resulting in another year with no cash incentive award payout; (ii) the CEO and certain other members of the executive team were leaving; (iii) there was a lack of certainty regarding future leadership of our company; (iv) the competition was recruiting key executives away from our company; and (v) employee morale was accordingly extremely low. To retain critical talent and provide an incentive for performance in the second half of the year, the Compensation Committee restructured the 2007 incentive award plan to:

•	Eliminate the original plan;

•	Reestablish corporate and personal performance objectives for the second half of the year in line with the revised expectations;

•	Allow each eligible executive to earn an award based on these revised objectives; and

•	Reduce the target award for each eligible executive to 50% of their annual target award, reflecting a half-year performance.

These modifications resulted in cash incentive award payments for the second half of Fiscal 2007. Significant revenue growth and a loss per share that was less than expectations was offset by lower than expected margins. Accordingly, the following incentive awards were earned by the Named Executive Officers (and paid to them in 2008) for achievement of performance measures for Fiscal 2007: Mr. Tartavull—$224,000; and Mr. Tsujita—$33,838. Mr. Tsujita was also paid in 2008 a separate individual performance bonus in the amount of $149,527, which was tied directly to collections in Fiscal 2007 on outstanding amounts owed to Hypercom under a long-term contract with the Brazilian Health Ministry (see Note 15 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007). Actual results for Fiscal 2007 were as follows: (a) Total Net Revenue—$289.53 million; and (b) Diluted EPS—$(0.14).

Annual Cash Incentive Awards for 2008. The annual cash incentive award plan for 2008 was recommended by the Compensation Committee and approved by the Board. The plan continued the philosophy outlined above, with the following key elements:

•
Corporate goals for 2008 included financial goals for the combined Hypercom and Thales e-Transactions business line, reflecting the expected synergies from the combination of the businesses as contemplated in the investment proposal;

•	Significant weight was given to revenue growth and EBITDAS; and

•	A minimum target for EBITDAS of 80% of the budgeted forecast for 2008 was set as a threshold requirement for any payout under the plan.

In addition, regional presidents or managing directors, and other key regional executives, were included in the plan for the first time. Previously, their incentive award was based solely on local regional performance, but is now based, in part, on overall corporate performance.

The minimum EBITDAS target for Fiscal 2008 was not achieved and, accordingly, no incentive awards were earned by the Named Executive Officers for achievement of performance measures for Fiscal 2008. Actual EBITDAS for Fiscal 2008 (excluding an impairment charge) was $13.20 million.

Annual Cash Incentive Awards for 2009. As a result of the challenging and uncertain global economy we are currently facing, our ability to project revenue far into the future has proved difficult. This caused us to make changes to the annual cash incentive award plan for 2009 to reflect these unusual circumstances. Our initial Non Sales Corporate Cash Incentive Award Plan, which was recommended by the Compensation Committee and approved by the Board, addressed the first quarter of 2009 only. In the first quarter, each non sales employee’s (including the NEOs and other senior executives) individual cash incentive award target was 25% of their full year target.

 The first quarter cash incentive award plan was structured to have a reasonable probability of payout, with realistic corporate-wide goals for cash balance, revenue, and EBITDAS (as a proxy for profitability). The process for calculating the cash incentive award was as follows:

•
Minimum Cash Balance: If we met our minimum plan target for cash balance, any excess cash flow we achieve above the plan target would fund the potential “cash incentive award pool.” If we did not meet the minimum cash balance target, no money would be available for cash incentive awards.

•	Minimum EBITDAS: Provided the cash balance target was achieved, we would only pay cash incentive awards if we met or exceeded our Minimum EBITDAS target.

•
Revenue and EBITDAS: Provided the cash balance and Minimum EBITDAS targets were achieved, we calculated how much we would pay out in cash incentive awards based upon the actual revenue and EBITDAS generated in the first quarter of 2009. Revenue would account for 30% of the weight of individual targets and EBITDAS would account for 70% of the weight of individual targets.

The Minimum Cash Balance and Minimum EBITDAS were not achieved in the first quarter of 2009, so no payouts were made pursuant to the first quarter cash incentive award plan. However, near the end of the first quarter and early in the second quarter of 2009, as we gained an understanding of how we believed the year would unfold, management proposed and received Board approval of a revised cash incentive award plan for the balance of the year (second quarter through fourth quarter of 2009) that was subject to a minimum target for operating income as a threshold requirement for any payouts under the plan, along with a component based on revenue for the same period and a portion that would be determined based on the achievement of personal performance objectives. Based on actual operating income of $9.5 million earned during the balance of Fiscal 2009 and actual revenue of $324.1 million during such period that exceeded the minimum target for payout, the NEOs (excluding Mr. Vreeland) are expected to receive cash incentive awards for Fiscal 2009 to be paid in 2010 as follows: Mr. Tartavull—$296,560; Mr. Sabol—$127,616; Mr. Gaillard—$92,557; Mr. Tsujita—$36,694; Mr. Reich—$44,417; and Mr. Stout—$230,655.

Annual Cash Incentive Awards for 2010. The Compensation Committee has been presented with a corporate cash incentive award plan for 2010 that sets full year target levels for operating income and revenue, with weighting as follows: operating income—30%; revenue—50%; and personal performance objectives—20%. Such plan is expected to be finalized and approved at the regularly scheduled meetings of the Compensation Committee and the Board commencing on April 27, 2010.

Long-Tem Incentives

Our use of long term incentive awards, such as “incentive stock options” (as defined by the Internal Revenue Code), non-qualified stock options, stock appreciation rights, restricted stock awards (“RSAs”), performance share awards, dividend equivalent awards, and other stock-based awards, allows us to focus our senior and executive management on long-term growth and total stockholder return and value, retain critical talent, and provide a total compensation package that is competitive with our Peer Companies.

We typically grant stock options or RSAs, granted at the market price on the date of grant, vesting in installments over a three to five year period. This assures a focus on long-term growth. In addition, such awards help retain senior and executive management and other key employees because the recipient cannot realize the full economic benefit of the awards unless the holder stays employed by us for at least part of the vesting period of the awards, and our stock price increases from the date of grant. In determining the size of these grants, we primarily consider potential for long-term contribution and the value the executive will bring to our stockholders over time. We then consider job responsibility, individual performance results, peer group data, the number and value of awards the executive already holds, and other factors to determine the value of the award we make to the executive, translating the value into a number of options or RSAs at the time of the grant. See “Other Matters Relating to Executive Compensation – Equity Grants” below for information regarding our equity grant policy.

Plans.  The Hypercom Corporation Long-Term Incentive Plan was last amended in 2001 (the “1997 Plan”) to allocate a total of 6.0 million shares of common stock for issuance. The 1997 Plan authorizes issuance of: (i) incentive stock options; (ii) non-qualified stock options; (iii) stock appreciation rights; (iv) RSAs; (v) performance share awards; (vi) dividend equivalent awards; and (vii) other stock-based awards. Stock options issued under the 1997 Plan become exercisable over a period determined by the Board (generally over three to five years) and expire after a period determined by the Board (generally ten years). The Hypercom Corporation 2000 Broad-Based Stock Incentive Plan was amended in 2002 (the “2000 Plan”) to allocate 7.0 million shares of common stock for issuance. The 2000 Plan authorizes the issuance of non-qualified stock options and RSAs, the majority of which must be issued to employees of our company who are not officers or directors. Non-qualified stock options issued under the 2000 Plan become exercisable over a period determined by the Board (generally over three to five years), and expire after a period determined by the Board (generally ten years). For information regarding the extent to which awards have been made under these plans, see “Equity Compensation Plan Information” located elsewhere in this proxy statement. The Hypercom Corporation 2010 Equity Incentive Plan (the “2010 Plan”) has been adopted by the Board and is being proposed for stockholder approval at the 2010 Annual Meeting (see page 38), and, if approved, it would allocate a total of 5.1 million shares of common stock for issuance, as well as the addition of up to 0.9 million shares that remain available for issuance under the 1997 Plan and 2000 Plan.

2009 Stock Option Grants.  On an annual basis, our Compensation Committee approves a grant of long-term equity for executives. The Compensation Committee believes that our long-term equity program provides an alignment of stockholder interests with those of our executives and is an excellent retention tool. The purpose of this compensation component is to establish long-term performance horizons for participants. By promoting ownership of our common stock, the plan creates stockholder-managers interested in Hypercom’s sustained growth and prosperity. Until 2009, we primarily used stock options for our long-term incentive awards.

In Fiscal 2009, we continued to utilize stock options for both executive officers and other key employees, including a new hire option grant to one of our NEOs, Thomas Sabol (200,000 non-qualified stock options). To ensure that grants are linked to potential for long-term contribution, we make our annual grants of options to executives following performance assessments to ensure appropriateness of each award consistent with expectations for future performance. The number of options granted to any individual is also based upon individual performance, retention risk, compensation bands, and other special factors. We disclose the stock option awards granted in Fiscal 2009 to our Named Executive Officers in the Summary Compensation Table in the column “Stock Options.”

2009 Restricted Stock Awards.  Traditionally, our principal form of equity compensation to our Named Executive Officers has consisted of stock options. We have in the past issued RSAs to our CEO, CFO, as well as other executive officers and employees. Since the implementation of U.S. GAAP Codification of Accounting Standards Codification Topic 718 (formerly Statement of Financial Accounting Standards No. 123(R), Share-Based Payment, or SFAS 123R) (“ASC 718”), many public companies have begun issuing some form of restricted stock. We believe that one advantage to using RSAs is that we can issue fewer shares when compared to stock option grants, which will be less dilutive to our stockholders, while still providing long-term financial incentives to our executives that align them closely with our stockholders. We have generally reserved RSAs for the CEO or for special occasions, such as hiring of the CFO or other executive officers. Our Compensation Committee will continue to review the mix of our long-term incentive awards and issue RSAs when it determines appropriate.

In Fiscal 2009, we granted RSAs to the following NEOs: Philippe Tartavull (150,000 shares); Robert Vreeland (10,000 shares); Henry Gaillard (75,000 shares); Scott Tsujita (10,000 shares); Douglas Reich (10,000 shares); and Norman Stout (120,000 shares). With the exception of Messrs. Vreeland’s and Stout’s awards, which were subject to accelerated vesting (as well as partial forfeiture in Mr. Stout’s case), these grants will vest in one-third increments per year on each of the first three anniversary dates of the grant. With respect to these annual grants, our Compensation Committee approved the grant of RSAs from our existing pool of available shares as the primary vehicle of long-term incentive awards. Utilizing full-value awards, we feel that RSAs align executives with stockholders, reduce the volatility of stock options and share usage, have high retention and perceived value, and are also less dilutive than stock options. Having time-based vesting, we are also able to benefit from the tax efficiency of RSAs.

Recent Awards. No recent awards have been granted to any of the NEOs as of the date of this proxy statement.

Severance and Change of Control Arrangements

We use the following severance policy as a guideline relating to severance for our executive officers and other employees, but severance outcomes vary on a case by case basis:

•
For a termination other than for cause or a mutually agreed separation from employment, executive officers with one to four years of service may receive up to six (6) months of base pay in either a lump sum or in salary continuation, at the discretion of our CEO; and

•
For a termination other than for cause or a mutually agreed separation from employment, executive officers with more than four years of service may receive up to nine (9) months of base pay in either a lump sum or in salary continuation, at the discretion of our CEO.

During the past few years, Hypercom has been a target of a number of companies wishing to potentially take over our company or consolidate it with other entities. Further, we had no named CEO or CFO for periods of time, which also led to certain difficulties in hiring key talent and retaining key executives within our company.

Accordingly, we have entered into employment agreements or arrangements with most of the Named Executive Officers and certain other senior executives that, in certain cases, include severance and change of control provisions. The employment agreements with each of Philippe Tartavull, our President and CEO, Thomas Sabol, our CFO, Henry Gaillard, our SVP, Global Operations, and our previous agreement with Norman Stout, our former executive Chairman, include severance and change of control provisions.

In connection with Mr. Vreeland’s resignation, he entered into a separation agreement and general release, which took precedence over his former offer letter and additional agreements with respect to severance and change of control matters. For a detailed description of these employment arrangements and provisions, see “Executive Compensation—Narrative to Summary Compensation Table and Plan-Based Awards Table—Employment Agreements.”

The 1997 Plan provides that upon a “Change of Control,” as defined, the Board may, in their sole discretion, cause all outstanding awards to become fully exercisable and all restrictions on outstanding awards to lapse. In addition, participants in the 1997 Plan may be allowed to exercise awards prior to the occurrence of the event otherwise terminating the awards, over such period as the Board may determine. Our 2000 Plan and Nonemployee Directors’ Plan provide that upon a “Change of Control,” as defined in such plan, all outstanding options and other awards under such plans shall become fully exercisable and all restrictions on outstanding awards shall lapse. In addition, participants in the plans may exercise their options prior to the occurrence of the event constituting the change of control. The Board may also cause all outstanding awards to terminate, provided that the surviving or resulting corporation tenders substantially equivalent options to the participants.

Severance and Retention Arrangements.  In February 2007, in light of uncertainty and concerns amongst members of our senior management team regarding a possible takeover of our company, the Compensation Committee approved severance arrangements for all then senior executives (including certain former and current NEOs) that would be triggered in the event both of the following occur: (a) a transaction constituting a change of control of our company (a “Change of Control Transaction”); and (b) either (i) the termination of a senior executive by our company other than for cause within 12 months after the close of a Change of Control Transaction, or (ii) the resignation of a senior executive within 12 months after a Change of Control Transaction because of a reduction in such senior executive’s position or a material change in such senior executive’s functions, duties or responsibilities (together (a) and (b)(i) or (b)(ii), a “Double Trigger”). Upon the occurrence of a Double Trigger, we agreed to pay a severance to the senior executive in an amount equal to his or her annual base salary as of the closing of a Change of Control Transaction.

If a senior executive subject to these arrangements has an effective employment agreement or offer letter with our company that provides payments and/or other benefits to the senior executive in the event of a Double Trigger, the terms of such employment agreement or offer letter shall determine the payments and/or other benefits deliverable to such senior executive in such event.

The Compensation Committee also approved a relocation allowance that may be applicable to certain senior executives in the event of a Double Trigger and which provides that we will pay to the senior executive who has relocated in connection with his employment by our company the amount of: (a) 100% of the senior executive’s base salary if the senior executive became an employee of our company less than 12 months prior to the date of the Double Trigger; (b) 75% of the senior executive’s base salary if the senior executive became an employee of our company 12 months or more but less than 18 months prior to the date of the Double Trigger; or (c) 50% of the senior executive’s base salary if the senior executive became an employee of our company 18 months or more but less than 24 months prior to the date of the Double Trigger. Any senior executive that has been an employee of our company for 24 months or more will not be eligible for a relocation allowance. At this time, such relocation allowance, if applicable, would apply only to Mr. Tartavull at the 75% level.

Messrs. Sabol, Vreeland, Gaillard, and Stout were not subject to the plan because they were not executive officers of Hypercom at the time the plan was implemented.

Potential Acceleration of Options and Restricted Stock Awards.  In February 2007, the Compensation Committee approved a plan for acceleration of vesting for certain outstanding stock options and RSAs in the event of a Change of Control Transaction. Since a Change of Control Transaction did not occur prior to January 1, 2008, this acceleration plan is no longer in effect. However, the Compensation Committee or the Board may approve similar plans from time to time in the future as circumstances warrant.

Under the prior plan: (a) all outstanding stock options under all of our equity incentive plans, to the extent not already vested, would have vested upon the closing of a Change of Control Transaction; (b) all RSAs under all of our equity incentive plans, to the extent not already unrestricted, would have become unrestricted upon the closing of a Change of Control Transaction; and (c) all performance-based RSAs under all of our equity incentive plans, to the extent not already vested, would have vested upon the closing of a Change of Control Transaction, and such awards would have become unrestricted upon (i) a reduction in the holder’s position, or a material change in the holder’s functions, duties or responsibilities, (ii) termination of the holder by our company other than for cause, or (iii) January 1, 2008, whichever first occurred. In addition, we would have been required to make tax gross up payments relating to vesting of RSAs upon the closing of a Change of Control Transaction.

Severance Agreements with former NEOs.  Effective May 5, 2009, Robert Vreeland resigned as Interim CFO. In connection with his resignation, Mr. Vreeland entered into a separation agreement and general release. Mr. Vreeland’s separation agreement provided that he was entitled to receive the following benefits upon his resignation: (i) a severance payment of approximately $160,000 (equal to nine months of his then current base salary), payable as salary continuation at Hypercom’s normal payroll intervals and subject to applicable withholding requirements; (ii) an amount equal to the cash equivalent value of his unused paid time off balance as of the resignation sate, subject to applicable withholding requirements; (iii) six months of COBRA benefits available to him under Hypercom’s group health plan as of the resignation date, unless eligible for health insurance coverage from another employer during such period; (iv) all outstanding stock options owned by him that were vested as of the resignation date became exercisable within 90 days thereof; (v) 10,000 shares of restricted stock granted to him on April 15, 2009 that were otherwise subject to restrictions based on a three-year vesting schedule became fully vested and unrestricted as of the resignation date; and (vi) third party outplacement services at our expense during the six month period commencing on the expiration of the revocation period, in an amount not to exceed $8,500. Mr. Vreeland’s separation agreement also contains his full release of all claims against Hypercom and requires that he be bound indefinitely by non-disclosure restrictive covenants, as well as by non-solicitation and non-competition restrictive covenants until May 5, 2010.

We believe that our severance benefits, change of control arrangements and the separation agreement for Mr. Vreeland are consistent with the principal objectives of our compensation programs. To the extent a Named Executive Officer’s agreement contains severance benefits or a change of control provision, such benefit is predicated upon the Named Executive Officer being terminated “without cause” or resigning “for good reason,” as such terms are defined in their agreements. In addition, our severance benefits are subject to the Named Executive Officer signing a general release and waiver and complying with certain restrictive covenants, including non-solicitation, confidentiality and non-disparagement agreements, and, in some cases, non-competition agreements, which serve the best interests of our company and its stockholders.

We believe that our management has played a crucial role in making us a successful company and it sends an important signal to the market and potential employees that we are willing to, in some cases, protect our management with some guaranteed compensation in the event of a termination after a Change of Control Transaction. In addition, management may be less reluctant to resist change of control transactions that are in the best interests of our stockholders if they have the added security that comes with such change of control arrangements. We believe that the cash and other components of these arrangements are consistent with the market in which we operate and are relatively immaterial when viewed in relation to the benefits that they provide to us and our stockholders and the overall value of our company.

Other Benefits and Perquisites

Our health care, insurance and other welfare and employee benefits are substantially the same for all of our employees, including our Named Executive Officers. We generally do not provide any ongoing material perquisites to our executive officers. We have a practice of limiting executive perquisites because we feel that it is consistent with our compensation philosophy, which emphasizes pay for performance. For instance, in fiscal year 2006, we discontinued housing and car allowances for senior and executive management to reduce compensation costs, except on a case by case basis. We have in the past, and continue on a limited basis, to make tax “gross up” payments on behalf of certain NEOs, pursuant to their respective employment agreements or otherwise, for benefits received such as commuting and relocation expenses or upon vesting of RSAs, which is a taxable event. However, the Board and Compensation Committee have directed management to discontinue the use tax gross-ups across the board for RSA vesting and the gross-up of other benefits, and as of September 30, 2010 with respect to Mr. Tartavull’s commuting expenses. The only exception to this new policy would apply in the case of expenses paid by us for company-required relocations of either new hires or existing employees, at the full discretion of the Board. See “Executive Compensation—All Other Compensation Table” for more information.

Fiscal 2007.  In Fiscal 2007, we paid housing and travel expenses for Philippe Tartavull, our CEO, in connection with his commuting from his home in the Los Angeles area to Phoenix each week, consistent with his amended employment agreement, including tax gross-ups of such benefits.

Fiscal 2008 and 2009.  In Fiscal 2008 and 2009, we paid housing and travel expenses for Philippe Tartavull, our CEO, in connection with his commuting from his home in the Los Angeles area to Scottsdale each week, consistent with his amended employment agreement, including tax gross-ups of such benefits. In addition, we paid for a leased automobile for Henry Gaillard consistent with his employment agreement.

We describe the perquisites and other benefits paid in Fiscal 2009, 2008 and 2007 to each of the Named Executive Officers (as applicable) in the Summary Compensation Table in the column “All Other Compensation” and related tables.

Impact of Taxation and Accounting Considerations on Executive Compensation

Our Compensation Committee attempts to establish executive officer compensation programs that will maximize our related income tax deductions to the extent that it determines such actions are consistent with our compensation philosophy and in the best interests of our stockholders. Our goal is to have most of the compensation paid to our CEO and our other Named Executive Officers qualify as performance-based and deductible for federal income tax purposes under Section 162(m) of the Internal Revenue Code. Our compensation plans are structured so that most amounts paid under those plans will be fully deductible. However, some of the compensation that we pay may not be deductible. Under Section 162(m) of the Internal Revenue Code, we cannot take a tax deduction for compensation paid in excess of $1 million in any one year to our CEO and three highest paid executive officers, other than the CFO. However, if we pay compensation that is “performance-based” under Section 162(m), we may receive a federal income tax deduction for the compensation even if these executives are paid more than $1 million during a single year. We do not use the tax deduction as a justification for awarding compensation in excess of $1 million. However, to the extent the awards do exceed $1 million, we generally believe it is in the stockholders’ best interests to award compensation that will qualify as “performance-based” in order to take advantage of the tax deduction.

Our Compensation Committee also considers special rules applicable to nonqualified deferred compensation arrangements under Code Section 409A and the accounting treatment of various types of equity-based compensation under ASC 718, as well as the overall income tax rules applicable to various forms of compensation.

While the tax impact of any compensation arrangement is one factor to be considered, our Compensation Committee evaluates such impact in light of our overall compensation philosophy, and, from time to time, the Compensation Committee may award compensation that is not fully deductible if the Compensation Committee determines that such award is consistent with our philosophy and in the best interests of our stockholders. Based upon our understanding of the regulations under Section 162(m), we believe that the full amount of compensation expense in Fiscal 2009 is deductible. However, any such deductibility will result in additional tax loss carryforwards that are not currently realizable and, therefore, there will be no current tax deduction for such compensation expenses.

The Compensation Committee and the Board also take into account other tax and accounting consequences of its total compensation program and weigh these factors when setting total compensation and determining the individual elements of an executive officer’s compensation package.

Other Matters Relating to Executive Compensation

Hedging Transactions.  We have a comprehensive insider trading policy, which, among other things, provides that insiders shall not engage in short sales of, purchase on margin, or buy or sell puts, calls or other derivatives of our securities because of the potential conflict of interest or the perceptions created and the resulting possible impact on the market. All employees are required to adhere to these special rules.

Equity Grants.  In December 2007, the Compensation Committee approved an amended and restated equity award grant policy (the “Equity Grant Policy”). Under the Equity Grant Policy, equity awards under Hypercom’s employee equity compensation plans may be granted to two groups of recipients: (a) new employees, consultants and advisors (“New Hires”); and (b) all other eligible participants in the plans (“Other Participants”). Grants of equity awards to New Hires will be effective on the 15th day of the month following the New Hire’s first day of employment, or if not a business day, the next succeeding business day. New Hire grants to executive officers must be approved by the Board or the Compensation Committee at a meeting of the Board or the committee. Grants of equity awards to all Other Participants will be effective on the 15th day of the month following the date such grant was approved, or if not a business day, the next succeeding business day. The exercise price (if applicable) for all equity awards will be the closing price of Hypercom’s common stock on the New York Stock Exchange on the effective date of the grant, or if not a business day, the next succeeding business day. Prior to adoption of the Equity Grant Policy, our options and other grants were priced at market value on the date of Board or Compensation Committee approval.

Grants of equity awards made by the Board or the Compensation Committee will occur only at meetings of the Board or the committee (including telephonic meetings), and may not occur through action by written consent. The minutes of meetings at which grants of equity awards are made must include the date of the meeting, the date of the grant, the names of the grantees, the number of options or shares granted to each grantee, the vesting terms and the expiration date. Grants made by the CEO will be evidenced by a signed and dated CEO Equity Award Grant List containing the date of the grant, the names of the grantees, the number of options or shares granted to each grantee, the vesting terms and the expiration date. All grants will be made pursuant to a standard form of award agreement previously approved by the Compensation Committee, unless the Board or the Compensation Committee determines otherwise.

The Nonemployee Directors’ Plan is not covered under the Equity Grant Policy because it is treated as a “formula plan” within the meaning of Rule 16b-3, or any successor provision, promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which generally means that the plan provides for automatic grants. However, under the Nonemployee Directors’ Plan, each newly elected non-employee director receives an option to purchase 15,000 shares of our common stock and each non-employee director also receives an option to purchase 15,000 shares of common stock each year following Hypercom’s annual earnings release, which typically occurs in early March.

Stock Ownership Guidelines.  Effective December 2005, the Compensation Committee recommended and the Board approved stock ownership guidelines for our directors. See “Executive Compensation—Compensation of Directors—Stock Ownership Guidelines” for a description of these guidelines. These guidelines are designed to encourage our directors to increase and maintain their equity stake in our company and thereby to more closely link their interests with those of our stockholders.

Effective November 2009, the Compensation Committee recommended and the Board approved new stock ownership guidelines covering both our non-employee directors and our executive officers. Under the new guidelines, non-employee directors and executive officers are expected to attain a meaningful value of Hypercom stock ownership over time, defined as follows:

Non-Employee Directors Three times (3X) Annual Retainer	Three times (3X) annual retainer
CEO	Ten times (10X) base salary
CEO Direct Reports	Five times (5X) base salary
Other Section 16 Officers	Five times (5X) base salary

Until each non-employee director and each executive officer described in the above table attains the required meaningful value of Hypercom stock ownership, he or she may sell no more than 40% of the shares received from any Hypercom equity award. Hypercom shares purchased by an executive officer utilizing his or her own means, including purchases within our 2008 Employee Stock Purchase Plan (“ESPP”) or in an open market transaction, but excluding the exercise of Hypercom stock options, are exempt from the restrictions on sale contained in these guidelines, although they may be included in the computation of total ownership, as described below.

A non-employee director that serves on the Board as a designated representative of another party, such as an institution, fund, investor, lender or other person, pursuant to a written agreement with us that grants such party the right to designate and/or appoint a representative director on the Board, is exempt from complying with the stock ownership guidelines. The Board may amend the categories of executive officers subject to the guidelines at any time.

Hypercom stock holdings that will be included in determining compliance with the stock ownership guidelines include the sum of the value of all of the following, as of the date of a sale transaction: (i) all shares owned outright, including shares granted by Hypercom, purchased upon exercise of options, purchased within the ESPP or purchased in the open market; (ii) all restricted shares, whether vested or unvested; and (iii) all shares underlying options, whether vested or unvested, valued at the current fair market value of the underlying shares less the exercise price. Hypercom shares included in RSAs or stock options granted prior to adoption of this policy are not subject to the restrictions on sale.

Any sale of Hypercom stock by a non-employee director or executive officer that results in the occurrence of any failure to comply with the stock ownership guidelines may be deemed an intentional breach of this policy and may constitute grounds for the executive officer’s termination for cause, or in the failure to nominate the non-employee director for re-election at the next stockholder meeting at which such non-employee director’s term expires, each in the sole discretion of the Board. In order to ensure compliance with this policy and prevent any inadvertent breach of the guidelines, each sale of Hypercom stock by a non-employee director or executive officer must be reviewed and approved in advance by our Corporate Secretary, and such approval shall only be withheld if the sale would result in a violation of Hypercom policy or applicable law or regulation.

COMPENSATION COMMITTEE REPORT*

The Compensation Committee oversees our company’s compensation program on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with management. Based upon such review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in Hypercom’s Annual Report on Form 10−K for the fiscal year ended December 31, 2009 and its 2010 proxy statement. This report is provided by the following independent directors, who comprised the Compensation Committee at the time of the recommendation above:

COMPENSATION COMMITTEE

Ian Marsh, Chairman
Johann Dreyer
Phillip Riese

*The Report of the Compensation Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Hypercom filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that Hypercom specifically incorporates such report by reference therein.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During Fiscal 2009, none of our executive officers served on the boards of directors or the compensation committees of any entities whose directors or officers serve on our Board or Compensation Committee. None of our current or our past executive officers served on the Compensation Committee in Fiscal 2009.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides summary information about compensation expensed or accrued by our company during Fiscal 2009, 2008 and 2007 (as applicable) for the Named Executive Officers.

In accordance with the rules of the SEC, the compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officers that are available generally to all of our salaried employees, and except as set forth below, does not include perquisites and other personal benefits received by the Named Executive Officers that do not exceed, in the aggregate, $10,000.

Summary Compensation Table – Fiscal 2009, 2008 and 2007

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	All Other Compensation(4) ($)	Total ($)
Philippe Tartavull Chief Executive Officer and President(5)	2009	450,000	296,560	172,500	—	123,542	1,042,602
	2008	452,692	—	—	492,000	202,980	1,147,672
	2007	309,615	224,000	501,500	416,973	259,824	1,711,912
Thomas Sabol Chief Financial Officer(6)	2009	207,692	127,616	—	138,491	—	473,799
Robert Vreeland Former Interim Chief Financial Officer(7)	2009	75,720	—	10,200	—	135,174	221,094
	2008	213,990	—	—	111,650	—	325,640
Henry Gaillard SVP, Global Operations(8)	2009	315,385	92,557	76,500	—	9,926	494,368
	2008	229,664	—	—	226,000	4,447	460,111
Scott Tsujita SVP, Finance, Treasury and Investor Relations	2009	187,382	36,694	12,400	—	—	236,476
	2008	181,940	—	—	50,750	—	232,690
	2007	174,680	183,365	—	38,984	—	397,029
Douglas Reich SVP, General Counsel, Chief Compliance Officer and Secretary	2009	223,000	44,417	10,200	—	—	277,616
Norman Stout Former Executive Chairman(8)	2009	296,154	230,655	138,000	—	—	664,809
	2008	350,000	—	200,500	820,000	84,911	1,455,411

(1)
Reflects cash incentive compensation earned for performance in the respective fiscal year that was paid to the NEO in the subsequent fiscal year. In Fiscal 2008, Messrs. Vreeland and Gaillard were paid cash incentive compensation of $40,380 and $100,217, respectively, which was earned for performance in Fiscal 2007.  However, since Messrs. Vreeland and Gaillard were not NEOs in Fiscal 2007, we do not report their Fiscal 2007 compensation in the table above. In addition to the $33,838 in cash incentive compensation earned by Mr. Tsujita in Fiscal 2007, he was also paid in 2008 a separate discretionary individual performance bonus in the amount of $149,527, which was tied directly to collections in Fiscal 2007 on outstanding amounts owed to Hypercom under a long-term contract with the Brazilian Health Ministry (see Note 15 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007).

(2)
This column represents the aggregate grant date fair value of stock awards granted to the NEOs in accordance with ASC 718 and SEC rules. Generally, the aggregate grant date fair value is the amount that we expect to expense in our financial statements over the award’s vesting schedule. These amounts reflect our accounting expense and do not correspond to the actual value that will be realized by the NEO. See the Notes to the Consolidated Financial Statements entitled  ‘Stockholders’ Equity’ included in our Annual Reports on Form 10-K, as amended, for the fiscal years ended December 31, 2007, 2008 and 2009, respectively, for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to ASC 718.

(3)
This column represents the aggregate grant date fair value of option awards granted to the NEOs in accordance with ASC 718 and SEC rules. Generally, the aggregate grant date fair value is the amount that we expect to expense in our financial statements over the award’s vesting schedule. These amounts reflect our accounting expense and do not correspond to the actual value that will be realized by the NEO. See the Notes to the Consolidated Financial Statements entitled ‘Stockholders’ Equity’ included in our Annual Reports on Form 10-K, as amended, for the fiscal years ended December 31, 2007, 2008 and 2009, respectively, for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to ASC 718.

(4)	See the All Other Compensation Table below for additional information.

(5)	Mr. Tartavull’s annualized salary was increased from $350,000 to $450,000 in December 2007 upon his promotion to CEO.

(6)	Mr. Sabol was appointed CFO on April 20, 2009; his annualized salary is $300,000.

(7)
Mr. Vreeland resigned as Interim CFO, effective May 5, 2009. Mr. Vreeland was appointed Interim CFO on April 28, 2008; however, his full-year compensation for Fiscal 2008 is included in the table above.

(8)
Mr. Gaillard’s annualized salary is 220,000 Euros or approximately $315,385 for Fiscal 2009 and $306,000 on an annualized basis for Fiscal 2008 (based on the exchange rates as of December 31, 2009 and 2008, respectively). The dollar amounts listed above for Mr. Gaillard in the Salary, Non-Equity Incentive Plan Compensation, and All Other Compensation columns are based on the exchange rates as of December 31, 2009 and 2008, respectively.

(8)	Mr. Stout ended his employment as executive Chairman, effective November 1, 2009, and 100,000 shares of his May 15, 2009 RSA (120,000 shares granted) were forfeited.

The following table describes each component of the All Other Compensation column in the Summary Compensation Table:

All Other Compensation Table – Fiscal 2009, 2008 and 2007

Name of Executive		Commuting Expenses(1) ($)	Severance Payments(2) ($)	RSA Tax Payments(3) ($)	Other Benefits(4) ($)	Total ($)
Philippe Tartavull	2009	105,823	—	17,719	—	123,542
	2008	75,661	—	127,319	—	202,980
	2007	84,190	—	174,384	1,250	259,824
Robert Vreeland	2009	—	135,174	—	—	135,174
Henry Gaillard	2009	9,926	—	—	—	9,926
	2008	4,447	—	—	—	4,447
Norman Stout	2009	—	—	—	—	—
	2008	—	—	84,911	—	84,911

(1)
This column reports the cost to our company of the following: (a) in the case of Mr. Tartavull, providing reimbursement for lodging and transportation expenses incurred by him for purposes of commuting to our corporate headquarters from out of state, including taxes paid by our company on the “gross-up” of such benefits (which we will cease making for Mr. Tartavull’s commuting expenses beginning September 30, 2010); and (b) in the case of Mr. Gaillard, making lease payments for an automobile used by Mr. Gaillard for commuting.

(2)	This column reports the cost to our company of severance payments made to Mr. Vreeland in Fiscal 2009 pursuant to the terms of his separation agreement.

(3)	This column reports taxes paid by our company on the “gross-up” of vested RSAs. As of August 3, 2009, we have ceased making tax gross-up payments for this category of compensation.

(4)
This column reports the total amount of other benefits provided, none of which individually exceeded the greater of $25,000 or 10% of the total amount of these benefits for the NEO. In the case of Mr. Tartavull, these other benefits include the amount of cash compensation earned in Fiscal 2007 for Board and committee service as a non-employee director (prior to becoming an employee of our company).

Plan-Based Awards During Fiscal 2009

The following table sets forth certain information with respect to grants of awards to the NEOs under our non-equity and equity incentive plans during Fiscal 2009.

Grants of Plan-Based Awards – Fiscal 2009

		All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(1) ($)
Name	Grant Date
Philippe Tartavull Chief Executive Officer and President	05/15/2009	150,000	—	—	172,500
Thomas Sabol Chief Financial Officer	05/15/2009	—	200,000	1.15	138,491
Robert Vreeland Former Interim Chief Financial Officer	04/15/2009	10,000	—	—	10,200
Henry Gaillard SVP, Global Operations	04/15/2009	75,000	—	—	76,500
Scott Tsujita SVP, Finance, Treasury and Investor Relations	06/15/2009	10,000	—	—	12,400
Douglas Reich SVP, General Counsel, Chief Compliance Officer and Secretary	04/15/2009	10,000	—	—	10,200
Norman Stout(2) Former Executive Chairman	05/15/2009	120,000	—	—	133,800

(1)	This column reports the grant date fair value for each equity award computed in accordance with ASC 718.

(2)	With respect to Mr. Stout’s RSA granted May 15, 2009, 100,000 shares were forfeited as of November 1, 2009.

Narrative to Summary Compensation Table and Plan-Based Awards Table

Employment Agreements

Philippe Tartavull.  On January 16, 2007, we entered into a three year employment agreement covering the appointment of Philippe Tartavull as our President, with a term commencing on February 6, 2007 and expiring on February 5, 2010. Mr. Tartavull’s employment agreement was amended on July 11, 2007 and, on December 20, 2007, we entered into an amended and restated employment agreement in connection with Mr. Tartavull’s appointment as CEO, which provided for a two year term commencing on December 20, 2007 and expiring on December 20, 2009. Such amended and restated employment agreement was further amended on October 23, 2008 to extend the term of the agreement until December 20, 2010, and again amended on December 31, 2008 to make certain technical adjustments to maintain compliance with Section 409A of the Internal Revenue Code.

On December 30, 2009, we entered into a new three year employment agreement with Mr. Tartavull (the “Tartavull Employment Agreement”). The Tartavull Employment Agreement amends and restates in its entirety Mr. Tartavull’s previous employment agreement dated January 16, 2007, as amended from time to time. Mr. Tartavull’s employment by Hypercom as CEO and President will continue effective as of December 30, 2009 and will terminate on December 30, 2012 (the “Term”), unless renewed or extended by us and Mr. Tartavull. On or before December 30, 2011, we will review with Mr. Tartavull the employment relationship and at that time we may, in our sole discretion, extend the Term by any length up to December 30, 2014. In addition, Mr. Tartavull will continue to serve as a director on the Board, if so elected, so long as he remains the CEO. Mr. Tartavull also agrees to establish a residence within the greater Phoenix, Arizona, metropolitan area no later than September 30, 2010.

Under the Tartavull Employment Agreement, Mr. Tartavull will continue to receive a base salary of $450,000 per year (“Base Salary”), which may be adjusted upward at the discretion of the Board or downward in the event of a company-wide downward compensation adjustment. His total target cash compensation will be $900,000 per year (the “Total Target Cash Compensation”), comprising Base Salary plus a target annual performance bonus of 100% of his current Base Salary (the “Target Annual Performance Bonus”). The Target Annual Performance Bonus or some percentage or multiple of it (the “Annual Performance Bonus Compensation”) will be paid to Mr. Tartavull if Hypercom achieves the annual “Performance Goals,” as defined in the Tartavull Employment Agreement, and as determined by the Board. Notwithstanding the foregoing, Mr. Tartavull may be entitled to receive Annual Performance Bonus Compensation in an aggregate amount up to 150% of his current Base Salary for each year during the Term if the Board deems it consistent with the achievement of the Performance Goals for such year.

The Total Target Cash Compensation will first be eligible for upward adjustment in connection with the company-wide adjustment of employee compensation, which is to have an effective date of April 1, 2010. However, a final determination has not been made as of the date of this proxy statement in regards to any adjustment of Mr. Tartavull’s Total Target Cash Compensation. Thereafter, the Total Target Cash Compensation may be adjusted upward at the same time as future company-wide adjustments of employee compensation or as otherwise determined in the discretion of the Board. In adjusting Total Target Cash Compensation, we may choose to adjust either or both of Base Salary and Target Annual Performance Bonus. Any such adjustment to Total Target Cash Compensation will be linked to an assessment of the Total Target Cash Compensation of executives in like positions in like companies in the United States.

Until the earlier of (1) the date that Mr. Tartavull establishes a residence within the greater Phoenix metropolitan area or (2) September 30, 2010, we will provide him with reimbursement of housing and travel expenses in connection with his business travel to our headquarters in Scottsdale, Arizona. We will make an additional, gross-up payment to Mr. Tartavull equal to the highest marginal applicable federal and state taxes calculated on the total income he is required to include on his federal and state income tax returns as a result of the housing and travel reimbursements (but excluding the amount of income he will be required to include as a result of the gross-up payment itself). If Mr. Tartavull moves his primary residence from his current residence to the greater Phoenix, Arizona, metropolitan area, we will provide him with a moving expense package in accordance with our standard relocation policy for executives, provided that, if he resigns for any reason, except as a result of a change of control as defined in the definitions section of the Tartavull Employment Agreement, within one year of the date of reimbursement for the move, he must reimburse us the full amount of the moving expense package granted to him. Mr. Tartavull will also be eligible to participate in our benefit plans that are available to all of our employees.

In the event that Mr. Tartavull is terminated for “cause” (as defined in the Tartavull Employment Agreement) or voluntarily resigns from Hypercom, he will be entitled to receive only that compensation due him through the date of termination or resignation, as the case may be. In the event that Mr. Tartavull is terminated due to non-renewal or extension of the Term, and, as a result, his employment with us terminates upon the expiration of the initial three year Term, then, in addition to the compensation due through the date of termination of employment, Mr. Tartavull will be entitled to immediate vesting of all Hypercom options (and such options will remain exercisable until their original expiration date).

In the event that Mr. Tartavull is terminated without “cause” (as defined in the Tartavull Employment Agreement) or resigns for “good reason” (as defined in the Tartavull Employment Agreement), he will be entitled to receive:  (i) an amount equal to the greater of (A) one year of Base Salary at the rate then in effect or (B) the aggregate amount of Base Salary at the rate then in effect that would be paid for the period from the date of his termination of employment to the end of the Term had he remained employed throughout such period; (ii) immediate vesting of all shares of Hypercom restricted stock and options (and such options will remain exercisable until their original expiration date); and (iii) payment of COBRA benefits for a period of one year.

In the event of his death, Mr. Tartavull will receive no additional payment (other than COBRA payments to his surviving family members). However, any unvested restricted stock that is not contingent upon continued employment with Hypercom shall become vested and pass to Mr. Tartavull’s estate or beneficiary. In the event of disability that renders him unable to perform the services of President and CEO for a period of three consecutive months, Mr. Tartavull will receive base salary and expenses otherwise payable during the period of disability. In the event of his death, for a period of 12 months from the date of death, we will pay for COBRA benefits (or the equivalent) for Mr. Tartavull’s surviving spouse and dependents covered by our group health plan at the time of his death. In the event of termination on account of disability, for a period of 12 months from the date of termination, we will pay for COBRA benefits (or the equivalent) for Mr. Tartavull, his spouse, and his dependents covered by our group health plan at the time of termination.

The Tartavull Employment Agreement also contains a change of control provision that states that, if Mr. Tartavull is terminated without cause or resigns for good reason within one year following a “change of control” (as defined in the Tartavull Employment Agreement), he will be entitled to receive:  (i) an amount equal to the greater of (A) 18 months of Base Salary at the rate then in effect or (B) the aggregate amount of Base Salary at the rate then in effect that would be paid for the period from the date of his termination of employment to the end of the Term had he remained employed throughout such period; (ii) immediate vesting of all shares of Hypercom restricted stock and options (and such options will remain exercisable until their original expiration date); (iii) payment of COBRA benefits for a period of 18 months; and (iv) reimbursement by us of moving expenses to relocate Mr. Tartavull's primary residence from the greater Phoenix, Arizona, metropolitan area to Malibu, California, provided that he has previously relocated his primary residence from Malibu, California to the greater Phoenix, Arizona, metropolitan area, and, within a period of six months following his covered termination of employment, he relocates his primary residence from the greater Phoenix, Arizona, metropolitan area to Malibu, California and such relocation is not at the expense of a new employer.

Pursuant to the Tartavull Employment Agreement, Mr. Tartavull remains bound by the terms of a Hypercom Employee Confidentiality, Non-Solicitation & Non-Compete Agreement previously entered into on January 16, 2007 that, among other things, prohibits him from engaging in “Competitive Activity” for a period of up to 18 months after the termination of his employment by Hypercom.

Robert Vreeland.  We employed Robert Vreeland, our former Interim CFO, pursuant to an offer letter that established his initial annual base salary for the executive upon joining our company. On May 5, 2009, Mr. Vreeland resigned as Interim CFO. In connection with his resignation, Mr. Vreeland entered into a separation agreement. For details regarding his separation agreement, see “Compensation Discussion and Analysis—Analysis of Executive Compensation and Components of Executive Compensation— Severance and Change of Control Arrangements” beginning on page 18 above.

Thomas Sabol.  Pursuant to the terms of his offer letter dated March 24, 2009 (the “Sabol Offer Letter”), Thomas Sabol was appointed Chief Financial Officer, effective April 20, 2009. Mr. Sabol is paid an annual base salary of $300,000 and is eligible for an annual cash incentive award of up to 70% of his annual base salary if he achieves the annual performance goals mutually determined by the Chief Executive Officer and Mr. Sabol in accordance with Hypercom’s annual compensation plan approval process. Mr. Sabol will also receive a guaranteed cash incentive award of 10% of his base salary, or $30,000, for the period commencing on the date of his employment through December 31, 2009, provided that he continues to be employed by Hypercom through the date such cash incentive award payment is made.

Mr. Sabol was granted an option to purchase 200,000 shares of Hypercom’s common stock at an exercise price of $1.15 per share, the closing price our common stock on the New York Stock Exchange on May 15, 2009. The option will vest and be exercisable with respect to 33.33% of the total number of shares subject to the option on the first anniversary of the grant date. The remaining 66.67% of the option shares will vest in equal monthly installments on the 15th day of each of the succeeding 24 months. The option has a ten year term and will expire on May 15, 2019. Mr. Sabol also is eligible to participate in Hypercom’s benefit plans that are available to all of our U.S. employees. Pursuant to the Sabol Offer Letter, Mr. Sabol is also bound by certain confidentiality, non-competition and non-solicitation provisions.

The Sabol Offer Letter also contains termination provisions that state that if Mr. Sabol is involuntarily terminated without “cause” within two years of the effective date of his employment, he will receive a payment equal to one year’s base salary and Hypercom will pay his COBRA payments for 12 months. If Mr. Sabol is involuntarily terminated without “cause” or resigns for “good reason,” both following a “change of control” within two years of the effective date of Mr. Sabol’s employment, he will receive a payment equal to 18 months of his base salary and Hypercom will pay his COBRA payments for 18 months. In either scenario, Mr. Sabol’s options to purchase our common stock will immediately vest and be exercisable for three months following termination.

Henry Gaillard.  On March 31, 2008, Thales e-Transactions SA, a company organized under the laws of France (“TeT France”), entered into an employment agreement with Henry Gaillard for the position of Senior Vice President, Global Operations of Hypercom (the “Gaillard Employment Agreement”). The Gaillard Employment Agreement was contingent upon the successful completion of the Acquisition, which included the purchase of TeT France by a wholly-owned subsidiary of Hypercom. Mr. Gaillard’s employment with Hypercom was effective as of April 2, 2008 and will continue until terminated pursuant to the terms of the Gaillard Employment Agreement.

Under the Gaillard Employment Agreement, Mr. Gaillard receives an annualized base salary of EUR 220,000 (or approximately US$345,000 based on the exchange rate as of April 2, 2008). He also is eligible for an annual cash incentive award of up to 50% of his annual base salary based on achievement of pre-determined annual performance goals. Pursuant to the Galliard Employment Agreement and our Equity Grant Policy, on May 15, 2008, Mr. Gaillard was granted an option to purchase 100,000 shares of Hypercom’s common stock at an exercise price of $4.77 per share, the closing price our common stock on the New York Stock Exchange on May 15, 2008. The option will vest and be exercisable with respect to 33.33% of the total number of shares subject to the option on the first anniversary of the grant date. The remaining 66.67% of the option shares will vest in equal monthly installments on the 15th day of each of the succeeding 24 months. The option has a ten year term and will expire on May 15, 2018. Mr. Galliard also is eligible to participate in Hypercom’s benefit plans that are available to all of our employees based in France. In addition, Mr. Gaillard is provided a leased company car during the term of his employment with Hypercom. Pursuant to the Gaillard Employment Agreement, Mr. Gaillard is also bound by certain confidentiality, non-competition and non-solicitation provisions.

We or Mr. Gaillard may terminate the employment relationship at any time, in accordance with applicable legal and conventional provisions, subject to a notice period of three months, except in the event of gross or willful misconduct. We may make a payment of Mr. Gaillard’s salary in lieu of the above notice entitlement. If either party serves the required notice on the other party, we may require Mr. Gaillard to take “garden leave” for all or part of the remaining period of his employment, during which such time he will continue to receive full salary and benefits.

In the event of: (i) a termination of Mr. Gaillard by Hypercom, except for gross or willful misconduct; or (ii) a “change of control” (as defined in the Gaillard Employment Agreement) that occurs within 24 months of his employment date that results in Mr. Gaillard no longer being employed by Hypercom at a level of responsibility or a level of remuneration at least commensurate with his existing level of responsibility and remuneration immediately prior to the change of control (provided Mr. Gaillard elects in a written notice to us within six months of a change of control to treat his employment as being terminated as a result, with the termination being effective as of the date of the written notice), then we will pay Mr. Gaillard as compensation an amount equal to six months of the average base salary that he has have received during the 12 months prior to the notification of his dismissal, plus an amount equal to any unused, earned vacation days. He may also receive any legal or conventional indemnity that he is entitled to receive in case of a breach of his employment contract.

Norman Stout.  Our Chairman of the Board, Norman Stout, became an employee director on December 31, 2007 and was employed as Chairman of the Company pursuant to an employment agreement dated December 26, 2007. The agreement was amended on December 31, 2008 to make certain technical adjustments to maintain compliance with Section 409A of the Internal Revenue Code (with an effective date of January 1, 2008).

Mr. Stout’s employment as Chairman of the Company commenced December 31, 2007 and was scheduled to terminate on June 30, 2009 unless otherwise extended. On April 29, 2009, Mr. Stout’s employment agreement was further amended to, effective as of June 30, 2009, extend the term of his employment indefinitely, subject to termination by either party with 90 days’ advance written notice (the “Notice Period”). The amendment also modified certain other termination provisions of the agreement. All other terms of the agreement remained unchanged. Mr. Stout’s employment agreement, as amended, is hereafter referred to as the “Stout Employment Agreement.”

On August 3, 2009, in accordance with the Stout Employment Agreement, as amended, Hypercom provided Mr. Stout the required notice to terminate his employment as executive Chairman of Hypercom. Mr. Stout ceased to be executive Chairman of Hypercom as of August 3, 2009. However, his employment by Hypercom continued through the end of the Notice Period, November 1, 2009.

During the Notice Period, Mr. Stout continued to receive his base salary of $350,000 and was eligible to receive annual cash incentive compensation and benefits as provided in his original employment agreement. In addition, Mr. Stout was entitled to the following at the expiration of the Notice Period: (a) immediate vesting of all of his unvested restricted stock, if any (excluding the May 15, 2009 RSA grant of 120,000 shares, 20,000 of which vested and 100,000 of which were forfeited on November 1, 2009), and his unvested options to purchase our common stock, and such options will remain exercisable until the expiration date of their original terms; and (b) payment by us for a period of 12 months following the expiration of the Notice Period of the COBRA benefits available to him, his spouse and his dependents covered by our group health plan at the expiration of the Notice Period.

Other Named Executive Officers.  Douglas Reich, our Senior Vice President, General Counsel, Chief Compliance Officer and Secretary, is employed pursuant to an offer letter that established his initial annual base salary upon joining our company. Scott Tsujita, our Senior Vice President, Finance, Treasury and Investor Relations, is not employed pursuant to an offer letter or other agreement. Both Messrs. Reich and Tsujita are subject to a change of control arrangement. See “Compensation Discussion and Analysis—Analysis of Executive Compensation and Components of Executive Compensation— Severance and Change of Control Arrangements” beginning on page 18 above.

Awards

During Fiscal 2009, the Compensation Committee granted RSAs to all of the Named Executive Officers, except Mr. Vreeland and Mr. Sabol (who received a stock option award in Fiscal 2009 in accordance with the Sabol Offer Letter) under our 1997 Plan. With the exception of Mr. Stout’s award, which had a special vesting schedule, these RSAs will vest with respect to 33.33% of the total number of shares on the first three anniversaries of the grant date.

Salary and Cash Incentive Award in Proportion to Total Compensation

We believe our key stakeholders, including stockholders and employees, are best served by having our executive officers focused and rewarded based upon the long-term results of our company. In addition to stock options, we have awarded approximately 3.0% of the outstanding stock of our company in the form of restricted shares to our executive officers since adoption of the applicable equity compensation plans. A portion of these RSAs were performance based, which meant our company was required to meet certain performance goals for such awards to fully vest other than in a Change of Control Transaction. Please see “Compensation Discussion and Analysis” beginning on page 11 for a description of the objectives of our compensation program and overall compensation philosophy.

Fiscal Year-End Holdings of Equity-Based Awards

The following table sets forth certain information regarding equity-based awards held by each of the NEOs as of December 31, 2009.

Outstanding Equity Awards at Fiscal Year-End – Fiscal 2009

		Option Awards(1)				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)
Philippe Tartavull Chief Executive Officer and President	04/03/2006	15,000	—	9.29	04/03/2016	—	—
	02/06/2007	66,666	33,334	5.90	02/06/2017	—	—
	08/07/2007	25,000	—	5.01	08/07/2017	—	—
	01/15/2008	191,665	108,335	4.01	01/15/2018	—	—
	05/15/2009	—	—	—	—	150,000	475,500
Thomas Sabol Chief Financial Officer	05/15/2009	—	200,000	1.15	05/15/2019	—	—
Henry Gaillard SVP, Global Operations	05/15/2008	52,777	47,223	4.77	05/15/2018	—	—
	04/15/2009	—	—	—	—	75,000	237,750
Scott Tsujita SVP, Finance, Treasury and Investor Relations	06/14/2000	10,000	—	13.38	06/14/2010	—	—
	05/08/2006	20,000	—	10.59	05/08/2016	—	—
	08/07/2007	15,000	—	5.01	08/07/2017	—	—
	05/15/2008	13,194	11,806	4.77	05/15/2018	—	—
	06/15/2009	—	—	—	—	10,000	31,700
Douglas Reich SVP, General Counsel, Chief Compliance Officer and Secretary	10/31/2001	100,000	—	5.15	10/31/2011	—	—
	05/08/2006	10,000	—	10.59	05/08/2016	—	—
	08/07/2007	10,000	—	5.01	08/07/2017	—	—
	05/15/2008	5,277	4,723	4.77	05/15/2018	—	—
	04/15/2009	—	—	—	—	10,000	31,700
Norman Stout Former Executive Chairman	04/01/2003	2,250	—	3.90	04/01/2013	—	—
	02/10/2004	6,250	—	6.57	02/10/2014	—	—
	03/08/2005	6,250	—	4.75	03/082015	—	—
	03/06/2006	15,000	—	7.50	03/06/2016	—	—
	03/06/2006	50,000	—	7.50	03/06/2016	—	—
	03/12/2007	15,000	—	5.06	03/12/2017	—	—
	01/15/2008	500,000	—	4.01	01/15/2018	—	—

(1)
See Option Awards Vesting Schedule table below for details regarding the vesting schedule for outstanding option grants at December 31, 2009. Robert Vreeland is not included in this table since, per the terms of his separation agreement, all options held by Mr. Vreeland that were vested as of his resignation date (May 5, 2009) expired 90 days from such date, or August 3, 2009.  All unvested options held by Mr. Vreeland as of his resignation date were forfeited on such date. In the case of Mr. Stout, all of his unvested options immediately vested on his last day of employment, November 1, 2009, and such options will remain exercisable until the expiration date of their original terms, However, Mr. Stout forfeited 100,000 shares of unvested restricted stock granted to him on May 15, 2009.

(2)	This column represents outstanding RSAs at December 31, 2009. We describe these RSAs in more detail in “Compensation Discussion and Analysis” under the subheading “2009 Restricted Stock Awards.”

(3)
The amount in this column is calculated by multiplying the closing market price of our common stock at the end of Fiscal 2009 ($3.17 per share as of December 31, 2009, the last trading day of Fiscal 2009) by the number of shares of restricted stock listed for the specified NEO.

Option Awards Vesting Schedule

Grant Date	Vesting Schedule
10/31/2001	33% vested each year for three years from the date of grant
04/01/2003	100% vested in one year
02/10/2004	100% vested in one year
03/08/2005	100% vested in one year
03/06/2006	100% vested in one year
03/06/2006	50% vested on March 6, 2007 and 50% vested on March 6, 2008
04/03/2006	100% vested in one year
05/08/2006	33% vests each year for three years from the date of grant
02/06/2007	33.33% vested on first anniversary of grant date; remaining 66.67% vests in equal monthly installments on 15th day of each of the succeeding 24 months
03/12/2007	100% vested in one year
08/07/2007	50% vested on February 7, 2008; remaining 50% vested in equal installments of 8.33% on the seventh day of each of the following six months
01/15/2008	33.33% vested on first anniversary of grant date; remaining 66.67% vests in equal monthly installments on 15th day of each of the succeeding 24 months
05/15/2008	33.33% vests on first anniversary of grant date; remaining 66.67% vests in equal monthly installments on 15th day of each of the succeeding 24 months
05/15/2009	33.33% vests on first anniversary of grant date; remaining 66.67% vests in equal monthly installments on 15th day of each of the succeeding 24 months

Option Exercises and Vesting of Stock-Based Awards During Fiscal 2009

The following table sets forth certain information regarding exercises of options and vesting of RSAs held by the NEOs during Fiscal 2009.

Option Exercises and Stock Vested – Fiscal 2009

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Philippe Tartavull President and Chief Executive Officer	—	—	25,000	43,500
Thomas Sabol Chief Financial Officer	—	—	—	—
Robert Vreeland Former Interim Chief Financial Officer	—	—	10,000	10,400
Henry Gaillard SVP, Global Operations	—	—	—	—
Scott Tsujita SVP, Finance, Treasury and Investor Relations	—	—	—	—
Douglas Reich SVP, General Counsel, Chief Compliance Officer and Secretary	—	—	—	—
Norman Stout Former Executive Chairman	—	—	10,000	24,900
	—	—	10,000	28,500

(1)
With respect to Mr. Tartavull’s RSA granted February 6, 2007, the remaining 50% (or 25,000 shares) vested upon achievement of 2008 performance goals, effective February 6, 2009. With respect to Mr. Vreeland’s RSA granted April 15, 2009, 10,000 shares vested immediately on May 5, 2009 in accordance with Mr. Vreeland’s separation agreement. With respect to Mr. Stout’s RSA granted May 15, 2009, 10,000 shares vested on August 15, 2009 and an additional 10,000 shares vested immediately on his last day of employment, November 1, 2009, in accordance with Mr. Stout’s employment agreement, as amended.

(2)
The amount in this column is calculated by multiplying the closing market price of our common stock on the applicable vesting date by the number of shares of restricted stock listed for the specified NEO.

Potential Payments upon Termination or Change of Control

As noted in this proxy statement under the heading “Executive Compensation—Narrative to Summary Compensation Table and Plan-Based Awards Table—Employment Agreements,” we have entered into an employment agreements with each of our CEO and President, Philippe Tartavull, our CFO, Thomas Sabol, our SVP, Global Operations, Henry Gaillard, and a separation agreement with our former Interim CFO, Robert Vreeland. Norman Stout, our former executive Chairman, also had an employment agreement with us that contained separation provisions. Douglas Reich and Scott Tsujita are each subject to the change of control severance plan approved by the Board in February 2007 and discussed in further detail above under “Compensation Discussion and Analysis—Analysis of Executive Compensation and Components of Executive Compensation—Severance and Change of Control Arrangements.”

The aforementioned employment agreements provide for payments of certain benefits, as described in the tables below, upon the termination of the specified NEO, and the agreements for Messrs. Vreeland and Stout provided for payments of certain benefits as a result of their terminations of employment. The NEO’s rights upon termination of employment depend upon the circumstance of the termination.

Central to understanding the rights of each NEO under the agreements is an understanding of the definitions of “cause” and “good reason” that are used in those agreements. For purposes of the Tartavull Employment Agreement, we have “cause” to terminate Mr. Tartavull if he has engaged in any of a list of specified activities, including developing or pursuing interests substantially adverse to Hypercom, materially breaching his employment or confidentiality agreement, failing to devote a majority of his business time, effort and attention to the affairs of Hypercom, committing an act materially detrimental to the financial condition and/or goodwill of us or our subsidiaries, commission of a felony or other actions specified in the definition. For purposes of the Tartavull Employment Agreement, he is said to have “good reason” to terminate his employment upon a change of control and thereby gain access to the benefits described below if we assign him duties that are materially inconsistent with his position, reduce his base salary or materially reduce his benefits (other than a reduction in the benefits as part of an overall reduction applicable to all or substantially all other officers), or call for relocation outside of Maricopa County, Arizona or Malibu, California.

The Tartavull Employment Agreement requires, as a precondition to the receipt of any post-termination payments thereunder, that he sign a standard form of release in which he waives all claims that he might have against us and certain associated individuals and entities. It also includes confidentiality, non-disclosure and non-disparagement provisions that would apply for an unlimited period of time following Mr. Tartavull’s termination of employment.

The Tartavull Employment Agreement specifies the payment to him in one or more of the following situations:

•	Involuntary termination without cause or resignation with good reason;
•	Death;
•	Disability; and
•	Without cause or with good reason upon a change of control.

Similar termination and severance provisions apply to Messrs. Sabol and Gaillard per the terms of their respective employment agreements. For additional details regarding the termination provisions of the Tartavull Employment Agreement and our other executive employment agreements, see “Executive Compensation—Narrative to Summary Compensation Table and Plan-Based Awards Table—Employment Agreements” on page 25 of this proxy statement.

Our 2000 Plan and Nonemployee Directors’ Plan provide that upon a “Change of Control,” as defined in such plan, all outstanding options and other awards under such plans shall become fully exercisable and all restrictions on outstanding awards shall lapse. In addition, participants in the plans may exercise their options prior to the occurrence of the event constituting the change of control. The 1997 Plan provides that upon a “change of control,” as defined, the Board may, in its sole discretion, cause all outstanding awards to become fully exercisable and all restrictions on outstanding awards to lapse. In addition, participants in the 1997 Plan may be allowed to exercise awards prior to the occurrence of the event otherwise terminating the awards, over such period as the Board may determine. The Board may also cause all outstanding awards to terminate, provided that the surviving or resulting corporation tenders substantially equivalent options to the participants.

The tables below illustrate the payouts to each applicable NEO under each of the various separation situations. The tables assume that the terminations took place on December 31, 2009.

Name of Participant:  Philippe Tartavull

	Involuntary Termination Without Cause ($)	Death ($)	Disability ($)	Termination Without Cause or Resignation for Good Reason Following Change of Control ($)
Severance	1,350,000	—	103,846	1,350,000
Stock Options	—	—	—	—
Restricted Stock	475,500	475,500	—	475,500
COBRA Benefits	17,484	17,484	17,484	26,226
Total ($)	1,842,984	492,284	121,330	1,851,726

Name of Participant:  Thomas Sabol

	Involuntary Termination Without Cause ($)	Death ($)	Disability ($)	Termination Without Cause or Resignation for Good Reason Following Change of Control ($)
Severance	300,000	—	—	450,000
Stock Options	—	—	—	—
Restricted Stock	—	—	—	—
COBRA Benefits	17,484	—	—	26,226
Total ($)	317,484	—	—	476,226

Name of Participant:  Henry Gaillard

	Involuntary Termination Without Cause ($)	Death ($)	Disability ($)	Termination Without Cause or Resignation for Good Reason Following Change of Control ($)
Severance	157,693	—	—	157,693
Stock Options	—	—	—	—
Restricted Stock	—	—	—	—
COBRA Benefits	—	—	—	—
Total ($)	157,693	—	—	157,693

Name of Participant:  Scott Tsujita

	Involuntary Termination Without Cause ($)	Death ($)	Disability ($)	Termination Without Cause or Resignation for Good Reason Following Change of Control ($)
Severance	—	—	—	187,382
Stock Options	—	—	—	—
Restricted Stock	—	—	—	—
COBRA Benefits	—	—	—	—
Total ($)	—	—	—	187,382

Name of Participant:  Douglas Reich

	Involuntary Termination Without Cause ($)	Death ($)	Disability ($)	Termination Without Cause or Resignation for Good Reason Following Change of Control ($)
Severance	—	—	—	223,000
Stock Options	—	—	—	—
Restricted Stock	—	—	—	—
COBRA Benefits	—	—	—	—
Total ($)	—	—	—	223,000

The following table illustrates the payouts to date to Messrs. Vreeland and Stout per the terms of their respective separations.

	Severance ($)	Stock Options ($)	Restricted Stock ($)	COBRA ($)	Total ($)
Robert Vreeland	135,174	—	10,400	2,566	148,140
Norman Stout	—	—	28,500	6,918	35,418

Compensation of Directors

Annual retainer and meeting fees.  Non-employee directors are each paid an annual retainer of $30,000, payable $7,500 per each quarter of service as a non-employee director. This retainer includes attending one scheduled Board meeting and the related scheduled committee meetings held in connection with such Board meeting for such quarter; plus $1,250 for each additional Board meeting attended in person or by telephone during such quarter; plus $500 for each additional committee meeting attended in person or by telephone and not held in connection with a Board meeting during such quarter. A non-employee director that serves as Board Chairman receives an additional $50,000 per year, payable $12,500 per quarter; a non-employee director that serves as Lead Director receives an additional $30,000 per year, payable $7,500 per quarter.. The Audit Committee Chairman receives an additional $30,000 per year, payable $7,500 per quarter. The Compensation Committee and the Nominating/Corporate Governance Committee Chairmen each receive an additional $10,000 per year, payable $2,500 per quarter.

In the fourth quarter of 2008, the non-employee directors recommended, and management approved, a reduction in cash compensation by 25% across the board for all payments made to the non-employee directors in 2009 for Board duties, beginning with the first quarter 2009 payments for fourth quarter 2008 services. This action, which lasted for four quarters, was taken to reflect the cost cutting initiatives of our company as a whole in response to the challenging economic environment.

Options.  Under the current Nonemployee Directors’ Plan, each newly elected non-employee director receives an option to purchase 15,000 shares of our common stock. Each non-employee director also receives an option to purchase 15,000 shares of common stock each year following Hypercom’s annual earnings release, which typically occurs in early March. These options vest and become exercisable one year after date of grant, permitting the holder to purchase shares at their fair market value on the date of grant. Unless earlier terminated, forfeited or surrendered pursuant to the Nonemployee Directors’ Plan, each option granted expires on the tenth anniversary date of the grant.

Expenses.  Each non-employee director is also reimbursed for reasonable expenses incurred in connection with attendance at Board and committee meetings.

Stock Ownership Guidelines. For a discussion of the stock ownership guidelines that apply to our directors, see “Compensation Discussion and Analysis—Other Matters Relating to Executive Compensation—Stock Ownership Guidelines” beginning on page 21 of this proxy statement.

Employee Directors. Employee directors do not receive additional compensation for service on the Board or its committees. Employee directors also are not eligible to participate in the Nonemployee Directors’ Plan, but are eligible to participate in our other incentive stock plans. During Fiscal 2009, Mr. Tartavull was an employee director. All compensation paid to Mr. Tartavull is reported above because he is a Named Executive Officer. See “Executive Compensation—Summary Compensation Table” beginning on page 23 for more information.

The following table sets forth the compensation paid to our non-employee directors for their service as non-employee directors in Fiscal 2009 (amounts in dollars).

Director Compensation — 2009

Name	Fees Earned or Paid in Cash(1) ($)	Option Awards(2) ($)	Total ($)
Daniel D. Diethelm	96,625	8,969	105,594
Johann J. Dreyer	36,625	8,969	45,594
Keith B. Geeslin	35,313	8,969	44,282
Ian K. Marsh	45,125	8,969	54,094
Phillip J. Riese	45,125	8,969	54,094
Norman Stout(3)	20,000	—	20,000

(1)	This column reports the amount of cash compensation earned in Fiscal 2009 for Board and committee service.

(2)
This column represents the aggregate grant date fair value of option awards granted to the directors in accordance with ASC 718 and SEC rules. Generally, the aggregate grant date fair value is the amount that we expect to expense in our financial statements over the award’s vesting schedule. These amounts reflect our accounting expense and do not correspond to the actual value that will be realized by the director. See the Notes to the Consolidated Financial Statements entitled ‘Stockholders’ Equity’ included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to ASC 718.

(3)
Mr. Stout returned to the status of a non-employee director on November 1, 2009 and the pro-rated non-employee director compensation he earned for the fourth quarter of 2009 was paid in the first quarter of 2010. The compensation paid to Mr. Stout during his employment with Hypercom in Fiscal 2008 and Fiscal 2009 is reported above under “Executive Compensation—Summary Compensation Table” beginning on page 23 of this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To our knowledge as derived from filings with the SEC and other public information, the following table sets forth, as of April 12, 2010, the number and percentage of outstanding shares of our common stock beneficially owned by each Named Executive Officer presently employed by Hypercom, each director and director nominee, each person known to beneficially own more than 5% of our common stock, and by all executive officers and directors of Hypercom as a group. Except as otherwise indicated below and subject to applicable community property laws, each owner has sole voting and sole investment powers with respect to the stock listed.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned	Percentage Owned
Philippe Tartavull(2)	508,332	*
Thomas Sabol(3)	66,666	*
Henry Gaillard(4)	91,666	*
Scott Tsujita(5)	121,299	*
Douglas Reich(6)	131,999	*
Daniel D. Diethelm(7)	318,874	*
Johann J. Dreyer(8)	48,800	*
Keith B. Geeslin(9) (16)	30,000	*
Ian K. Marsh(10)	45,000	*
Phillip J. Riese(11)	142,500	*
Norman Stout(12)	865,185	1.57%
Alex Meruelo Living Trust(13)	8,585,483	15.70%
Barclays Global Investors, NA(14)	2,758,231	5.05%
Dimensional Fund Advisors LP(15)	3,726,419	6.82%
FP Hypercom Holdco, LLC(16)	10,544,000	16.17%
RLR Capital Partners, LP(17)	3,667,307	6.71%
All executive officers and directors as a group (11 persons)(18)	2,370,321	4.19%
_________________________

*	Represents less than 1% of our outstanding common stock.

(1)
This information regarding beneficial ownership of our common stock by certain beneficial owners and management of Hypercom is as of April 12, 2010. A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from April 12, 2010 through exercise of any option, warrant, or right. Shares of common stock subject to options, warrants, or rights currently exercisable or exercisable within 60 days are deemed outstanding for the purpose of computing the percentage of the person holding such options, warrants, or rights, but are not deemed outstanding for computing the percentage of any other person. The amounts and percentages are based upon 54,666,317 shares of common stock outstanding as of April 12, 2010. Unless otherwise noted, the persons named in the table, to our knowledge, have sole voting and sole dispositive power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes hereunder. Unless otherwise noted, the address of each of the listed stockholders is 8888 East Raintree Drive, Suite 300, Scottsdale, Arizona 85260.

(2)	Includes options to purchase 373,332 shares of our common stock and 50,000 shares of restricted stock scheduled to vest on May 15, 2010.

(3)	Includes options to purchase 66,666 shares of our common stock.

(4)	Includes options to purchase 66,666 shares of our common stock and 25,000 shares of restricted stock that vested on April 15, 2010.

(5)	Includes options to purchase 61,666 shares of our common stock and 12,633 shares purchased under our company’s ESPP.

(6)	Includes options to purchase 126,666 shares of our common stock and 3,333 shares of restricted stock that vested on April 15, 2010.

(7)	Includes options to purchase 308,874 shares of our common stock.

(8)	Includes options to purchase 45,000 shares of our common stock.

(9)	Includes options to purchase 30,000 shares of our common stock.

(10)	Includes options to purchase 45,000 shares of our common stock.

(11)	Includes options to purchase 122,500 shares of our common stock.

(12)	Includes options to purchase 594,750 shares of our common stock and 15,435 shares purchased under our company’s ESPP.

(13)
Based upon information set forth in a report on Form 3 filed with the SEC on May 21, 2009 and subsequent reports on Form 4 filed at various times throughout 2009 by the Alex Meruelo Living Trust, Alex Meruelo, Luis Armona, Monterey Insurance Company, Inc. and Armando Delgado, which persons and entities constitute a group pursuant to Section 13(d)(3) of the Exchange Act, reporting that the members of the group have sole power to vote or direct the vote over and sole power to dispose or direct the disposition of 8,585,483 shares in the aggregate. The address of each member of the group is 9550 Firestone Blvd., Suite 105, Downey, California 90241.

(14)
Based upon information set forth in a Schedule 13G filed with the SEC on February 5, 2009, by Barclays Global Investors, NA and, Barclays Global Fund Advisors, which entities constitute a group pursuant to Section 13(d)(3) of the Exchange Act, reporting that the members of the group have sole power to vote or direct the vote over 2,343,552 shares in the aggregate and sole power to dispose and direct the disposition of 2,758,231 shares in the aggregate.  The address of Barclays Global Investors, NA and Barclays Global Fund Advisors is 400 Howard Street, San Francisco, CA 94105.

(15)
Based upon information set forth in a Schedule 13G/A filed with the SEC on February 8, 2010, by Dimensional Fund Advisors LP reporting sole power to vote or direct the vote over 3,726,419 shares in the aggregate and sole power to dispose or direct the disposition of 3,726,419 shares in the aggregate. The address of Dimensional Fund Advisors LP is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(16)
Includes 10,544,000 shares of our common stock issuable upon exercise of a warrant issued to FP Hypercom Holdco, LLC (the “Warrant”), which is exercisable at any time at the holder’s election and expires on April 1, 2013. Based upon information set forth in a Schedule 13D filed with the SEC on April 9, 2008 by FP Hypercom Holdco, LLC and certain of its affiliates, FP Hypercom Holdco, LLC and its affiliates named therein have shared power to vote or direct the vote over, and to dispose or direct the disposition of, 10,544,000 shares of our common stock issuable upon exercise of the Warrant. Mr. Geeslin is an affiliate of FP Hypercom Holdco, LLC and its affiliated entities. For purposes hereof, Mr. Geeslin disclaims beneficial ownership of 10,544,000 shares of our common stock issuable upon exercise of the Warrant, except to the extent of his economic interest in the funds that are members of FP Hypercom Holdco, LLC. The address of FP Hypercom Holdco, LLC and its affiliates is One Letterman Drive, Building C, Suite 410, San Francisco, California 94129.

(17)
Based upon information set forth in a Schedule 13D/A filed with the SEC on February 13, 2008, by RLR Capital Partners, LP, reporting that Robert L. Rosen and RLR Capital Partners, LP have shared power to vote or direct the vote over, and to dispose or direct the disposition of, 3,667,307 shares. The address of RLR Capital Partners, LP is 152 West 57th Street, 21st Floor, New York, New York 10019.

(18)	Includes options to purchase 1,841,120 shares of our common stock held by our current executive officers and directors.

EQUITY COMPENSATION PLAN INFORMATION AS OF FISCAL YEAR-END

We maintain the 1997 Plan, the 2000 Plan and the Nonemployee Directors’ Plan, pursuant to which we may grant equity awards to eligible persons. We also maintain the ESPP pursuant to which eligible employees can purchase shares of Hypercom common stock.

The following table gives information as of December 31, 2009, regarding equity awards under the 1997 Plan, the 2000 Plan, the Nonemployee Director’s Plan, and the ESPP.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,691,537(1)	$4.79	889,174(2)
Equity compensation plans not approved by security holders	873,324(3)	$5.76	1,749,120
Total	4,564,861	$4.99	2,638,294

(1)  Issuable under the 1997 Plan and the Nonemployee Directors’ Plan.

(2)  Includes 144,267 shares available for purchase under the ESPP.

(3)  Issuable under the 2000 Plan.

See Note to the Consolidated Financial Statements entitled  ‘Stockholders’ Equity’ included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for a description of the 2000 Plan, which, at the time of adoption, did not require stockholder approval and has not subsequently been approved by our stockholders.

APPROVAL OF ADOPTION OF
2010 EQUITY INCENTIVE PLAN (PROPOSAL NO. 2)

At the annual meeting, the stockholders will be asked to approve the Hypercom Corporation 2010 Equity Incentive Plan (the “2010 Plan”). The Board adopted the 2010 Plan on April 21, 2010, subject to and effective upon its approval by stockholders. The 2010 Plan is intended to replace our Long-Term Incentive Plan and 2000 Broad-Based Incentive Plan (together, the “Predecessor Plans”). If the stockholders approve the 2010 Plan, it will become effective on the day of the annual meeting, and no further awards will be granted under the Predecessor Plans, which will be terminated. For further discussion of the Predecessor Plans, see “Compensation Discussion and Analysis—Analysis and Components of Executive Compensation—Long-Term Incentives” beginning on page 16 of this proxy statement.

The 2010 Plan authorizes the Compensation Committee to provide incentive compensation in the form of stock options, stock appreciation rights, restricted stock and stock units, performance shares and units, other stock-based awards, cash-based awards and deferred compensation awards. Under the 2010 Plan, we will be authorized to issue up to 5,100,000 shares, increased by not more than 900,000 shares comprised of:

•	the aggregate number of shares of stock that remain available for the future grant of awards under the Predecessor Plans immediately prior to their termination; and

•	the number of shares subject to any option or other award outstanding under a Predecessor Plan that expires or is forfeited for any reason after the date of the annual meeting.

As of March 31, 2010, options were outstanding under the Predecessor Plans for a total of 4,624,277 shares of our common stock underlying option awards and a total of 970,000 shares remained subject to unvested awards of restricted stock outstanding under the Predecessor Plans. As of that date, a total of 2,258,223 shares remained available for the future grant of awards under the Predecessor Plans. These plans will be terminated upon stockholder approval of the 2010 Plan.

Key differences between the 2010 Plan and the Predecessor Plans are:

•	Stock options and stock appreciation rights may not be repriced without the approval of our stockholders.

•	No discount from fair market value is permitted in setting the exercise price of stock options and stock appreciation rights.

•
The 2010 Plan establishes a list of measures of business and financial performance from which the Compensation Committee may construct predetermined performance goals that must be met for an award to vest.

•	The 2010 Plan has a fixed term of ten years.

The 2010 Plan is designed to preserve our ability to deduct in full for federal income tax purposes the compensation recognized by our executive officers in connection with certain types of awards. Section 162(m) of the Internal Revenue Code (the “Code”) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or any of the three other most highly compensated officers of a publicly held company other than the chief financial officer. However, qualified performance-based compensation is excluded from this limit. To enable compensation in connection with stock options, stock appreciation rights, certain restricted stock and restricted stock unit awards, performance shares, performance units and certain other stock-based awards and cash-based awards granted under the 2010 Plan to qualify as “performance-based” within the meaning of Section 162(m), the stockholders are being asked to approve certain material terms of the 2010 Plan. By approving the 2010 Plan, the stockholders will be specifically approving, among other things:

•	the eligibility requirements for participation in the 2010 Plan;

•	the maximum numbers of shares for which stock-based awards may be granted to an employee in any fiscal year;

•	the maximum dollar amount that a participant may receive under a cash-based award for each fiscal year contained in the performance period; and

•
the performance measures that may be used by the Compensation Committee to establish the performance goals applicable to the grant or vesting of awards of restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards that are intended to result in qualified performance-based compensation.

While we believe that compensation provided by such awards under the 2010 Plan generally will be deductible by us for federal income tax purposes, under certain circumstances, such as a change in control of our company, compensation paid in settlement of certain awards may not qualify as performance-based.

The Board believes that the 2010 Plan will serve a critical role in attracting and retaining the high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to meet our goals. Therefore, the Board urges you to vote to approve the adoption of the 2010 Plan.

Summary of the 2010 Plan

The following summary of the 2010 Plan is qualified in its entirety by the specific language of the 2010 Plan, a copy of which is attached to this proxy statement as Appendix A.

General.  The purpose of the 2010 Plan is to advance the interests of Hypercom and its stockholders by providing an incentive program that will enable us to attract and retain employees, consultants and directors and to provide them with an equity interest in the growth and profitability of our company. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards, cash-based awards and deferred compensation awards.

Authorized Shares.  The maximum aggregate number of shares authorized for issuance under the 2010 Plan is the sum of 5,100,000 shares plus up to 900,000 additional shares, comprised of the number of shares remaining available for grant under the Predecessor Plans on the date of the annual meeting and the number of shares subject to any option or other award outstanding under a Predecessor Plan that expires or is forfeited for any reason after the date of the annual meeting. As of March 31, 2010, there were 2,258,223 shares remaining available for grant under the Predecessor Plans and 5,594,277 shares subject to unexercised options and other awards remaining unvested and subject to potential forfeiture under the Predecessor Plans.

Share Counting.  If any award granted under the 2010 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by us for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2010 Plan. Shares will not be treated as having been issued under the 2010 Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash. Shares that are withheld or reacquired by us in satisfaction of a tax withholding obligation or that are tendered in payment of the exercise price of an option will not be made available for new awards under the 2010 Plan. Upon the exercise of a stock appreciation right or net-exercise of an option, the number of shares available under the 2010 Plan will be reduced by the gross number of shares for which the award is exercised.

Adjustments for Capital Structure Changes.  Appropriate and proportionate adjustments will be made to the number of shares authorized under the 2010 Plan, to the numerical limits on certain types of awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the 2010 Plan to adjust other terms of outstanding awards as it deems appropriate.

Other Award Limits.  To enable compensation provided in connection with certain types of awards intended to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the 2010 Plan establishes a limit on the maximum aggregate number of shares or dollar value for which such awards may be granted to an employee in any fiscal year, as follows:

•	No more than 1,000,000 shares under stock-based awards.

•	No more than $1,000,000.00 for each full fiscal year contained in the performance period under cash-based awards.

In addition, to comply with applicable tax rules, the 2010 Plan also limits to 6,000,000 the number of shares that may be issued upon the exercise of incentive stock options granted under the 2010 Plan.

Administration.  The 2010 Plan generally will be administered by the Compensation Committee of the Board, although the Board retains the right to appoint another of its committees to administer the 2010 Plan or to administer the 2010 Plan directly. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration of the 2010 Plan must be by a compensation committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). (For purposes of this summary, the term “Committee” will refer to either such duly appointed committee or the Board.)  Subject to the provisions of the 2010 Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise of its discretion required by Section 162(m) or otherwise provided by the 2010 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The Committee may delegate to a committee comprised of one or more officers of Hypercom the authority to grant awards under the 2010 Plan to persons eligible to participate who are neither members of the Board nor executive officers of Hypercom, subject to the provisions of the 2010 Plan and guidelines established by the Committee. The 2010 Plan provides, subject to certain limitations, for indemnification by us of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2010 Plan. All awards granted under the 2010 Plan will be evidenced by a written or digitally signed agreement between us and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2010 Plan. The Committee will interpret the 2010 Plan and awards granted thereunder, and all determinations of the Committee generally will be final and binding on all persons having an interest in the 2010 Plan or any award.

Prohibition of Option and SAR Repricing.  The 2010 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for any of the following with respect to underwater options or stock appreciation rights: (1) either the cancellation of such outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price, (2) the issuance of new full value awards in exchange for the cancellation of such outstanding options or stock appreciation rights, or (3) the cancellation of such outstanding options or stock appreciation rights in exchange for payments in cash.

Eligibility.  Awards may be granted to employees, directors and consultants of Hypercom or any present or future parent or subsidiary corporation or other affiliated entity of Hypercom. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of Hypercom or any parent or subsidiary corporation of Hypercom. As of December 31, 2009, we had approximately 1,365 employees, including five executive officers, and six non-employee directors who would be eligible under the 2010 Plan.

Stock Options.  The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Hypercom or any parent or subsidiary corporation of Hypercom (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. On April 12, 2010, the closing price of our common stock as reported on the New York Stock Exchange was $3.84 per share.

The 2010 Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent; by means of a broker-assisted cashless exercise; by means of a net-exercise procedure; to the extent legally permitted, by tender to us of shares of common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by us, through the participant’s surrender of a portion of the option shares to us.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2010 Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date, and provided further that an option will terminate immediately upon a participant’s termination for cause (as defined by the 2010 Plan).

Options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, an option may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee and, in the case of an incentive stock option, only to the extent that the transfer will not terminate its tax qualification.

Stock Appreciation Rights.  The Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The exercise price of each stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount. At the Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock. The maximum term of any stock appreciation right granted under the 2010 Plan is ten years.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. If permitted by the Committee, a Tandem SAR related to a nonstatutory stock option and a Freestanding SAR may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Restricted Stock Awards.  The Committee may grant restricted stock awards under the 2010 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to us rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Unless otherwise determined by the Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award and dividends paid in cash may be subject to such restrictions.

Restricted Stock Units.  The Committee may grant restricted stock units under the 2010 Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to us. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

Performance Awards.  The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between Hypercom and the participant. These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares and a monetary value established by the Committee at the time of grant in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination thereof.

   Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of our company and each subsidiary corporation consolidated with our company for financial reporting purposes, or such division or business unit of our company as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; total stockholder return, employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expense; completion of an identified special project; and completion of a joint venture or other corporate transaction.

   The target levels with respect to these performance measures may be expressed on an absolute basis or relative to an index, budget or other standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, if applicable, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a “covered employee” within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for a participant that is awarded performance shares to receive dividend equivalent rights with respect to cash dividends paid on our common stock. The Committee may provide for performance award payments in lump sums or installments. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalent rights or interest during the deferral period.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the 2010 Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Cash-Based Awards and Other Stock-Based Awards.  The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards. Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or shares of common stock, as determined by the Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The committee may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.

Deferred Compensation Awards.  The 2010 Plan authorizes the Committee to establish a deferred compensation award program. If and when implemented, participants designated by the Committee, who may be limited to directors or members of a select group of management or highly compensated employees, may make an advance election to receive an award of stock options, stock appreciation rights, restricted stock or restricted stock units in lieu of director fees or bonuses otherwise payable in cash. The Committee will determine basis on which the number of shares subject to an equity award granted in lieu of cash compensation will be determined. Such awards will be subject to the applicable provisions of the 2010 Plan.

Change in Control.  Unless otherwise defined in a participant’s award or other agreement with us, the 2010 Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the 2010 Plan) becoming the direct or indirect beneficial owner of more than 50% of our voting stock; (b) stockholder approval of a liquidation or dissolution of our company; or (c) the occurrence of any of the following events upon which the stockholders of our company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of our company, its successor or the entity to which the assets of our company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of our voting stock; (ii) a merger or consolidation in which we are a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of our company (other than a sale, exchange or transfer to one or more subsidiaries of our company).

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. If so determined by the Committee, stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. Any awards which are not assumed or continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control. Subject to the restrictions of Section 409A of the Code, the Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The 2010 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect to each vested share (and each unvested share if so determined by the Committee) of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award. The vesting of all awards held by non-employee directors will be accelerated in full upon a Change in Control.

Awards Subject to Section 409A of the Code.  Certain awards granted under the 2010 Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and the regulations and other administrative guidance issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provision of the 2010 Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the 2010 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.

Amendment, Suspension or Termination.  The 2010 Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the 2010 Plan following the tenth anniversary of the 2010 Plan’s effective date, which will be the date on which it is approved by the stockholders. The Committee may amend, suspend or terminate the 2010 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2010 Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law. No amendment, suspension or termination of the 2010 Plan may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not have a materially adverse affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code, or unless expressly provided in the terms and conditions governing the award.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2010 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.  A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options.  Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights.  A Participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock.  A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards.  A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

New 2010 Plan Benefits

No awards will be granted under the 2010 Plan prior to its approval by our stockholders. All awards will be granted at the discretion of the Committee, and, accordingly, are not yet determinable.

Required Vote and Board of Directors Recommendation

Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a negative vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Broker non-votes will have no effect on the outcome of this vote. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.
The Board believes that the proposed adoption of the 2010 Plan is in the best interests of Hypercom and its stockholders for the reasons stated above.

The Board of Directors unanimously recommends a vote FOR approval of adoption of the 2010 Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our company has established policies and other procedures regarding approval of transactions between our company and any employee, officer, director, and certain of their family members and other related persons, including those required to be reported under Item 404 of Regulation S-K. In May 2007, the Board adopted a written related person transaction policy and procedure (the “Related Party Transaction Policy”) formalizing these policies and procedures, which were previously evidenced by long standing principles adhered to by our Board that required a majority of the disinterested members of the Board (excluding directors who are employees of our company) to approve any transaction between our company and any related party.

The Related Party Transaction Policy defines an “Interested Transaction” as any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved will or may be expected to exceed $50,000 in any calendar year, (2) our company is a participant, and (3) any “Related Party” has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10 percent beneficial owner of another entity involved in the transaction). A “Related Party” is defined as any (a) person who is or was (since the beginning of the last fiscal year for which our company has filed a Form 10-K and proxy statement, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director, (b) greater than five percent beneficial owner of our company’s common stock, or (c) immediate family member of any of the foregoing. Immediate family member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee).

The Nominating/Corporate Governance Committee is required to review and approve all Interested Transactions prior to entry into such transactions, subject to the exceptions described below. If advance committee approval of an Interested Transaction is not feasible, then the Interested Transaction shall be considered and, if the Nominating/Corporate Governance Committee determines it to be appropriate, ratified at the committee’s next regularly scheduled meeting. In determining whether to approve or ratify an Interested Transaction, the Nominating/Corporate Governance Committee will take into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the Related Party’s interest in the transaction.

The Nominating/Corporate Governance Committee has reviewed certain defined and limited categories of Interested Transactions and determined that each of such Interested Transactions will be deemed to be pre-approved or ratified (as applicable) by the committee under the terms of the Related Party Transaction Policy. In addition, the Board has delegated to the chairman of the Nominating/Corporate Governance Committee the authority to pre-approve or ratify (as applicable) any transaction with a Related Party when the aggregate amount involved is expected to be less than $50,000.

No director is allowed to participate in any discussion or approval of an Interested Transaction for which he or she is a Related Party, except that such director is required to provide all material information concerning the Interested Transaction to the Nominating/Corporate Governance Committee.

If an Interested Transaction will be ongoing, the Nominating/Corporate Governance Committee may establish guidelines for our company’s management to follow in its ongoing dealings with the Related Party. Thereafter, the committee is required, on at least an annual basis, to review and assess ongoing relationships with the Related Party to see that they are in compliance with the committee’s guidelines and that the Interested Transaction remains appropriate. We did not enter into or participate in any such Interested Transactions or any other related transactions in Fiscal 2009.

As previously discussed on page 5 under the heading “Election of Directors (Proposal No. 1)—Additional Director Appointees,” Hypercom and FP II entered into the Credit Agreement, granted the Holder the Warrant, entered into the Registration Rights Agreement with the Holder, and agreed to register for resale the shares of Hypercom common stock issuable upon exercise of the Warrant. Pursuant to the terms of the Registration Rights Agreement, FP II nominated and directed our Board to appoint Keith Geeslin as a director of our company in April 2008. Mr. Geeslin’s term will expire at the 2011 Annual Meeting of Stockholders.

AUDIT COMMITTEE REPORT*

The Audit Committee oversees Hypercom’s financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation, presentation and integrity of Hypercom’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2009. As part of its review, the Audit Committee discussed the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, and not just the acceptability, of Hypercom’s accounting principles and such other matters as are required to be discussed with the Audit Committee under accounting principles generally accepted in the United States. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and Hypercom. As part of that discussion, the Audit Committee received the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee discussed with the independent auditors the overall scope and plans for their audits and quarterly reviews. The Audit Committee meets in person on a quarterly basis with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Hypercom’s internal controls, and the overall quality of its financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC.

AUDIT COMMITTEE

Daniel Diethelm, Chairman
Ian Marsh
Phillip Riese

*The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Hypercom filing under the Securities Act or the Exchange Act, except to the extent that Hypercom specifically incorporates such report by reference therein.

INDEPENDENT AUDITOR

Representatives of Ernst & Young LLP (“Ernst & Young”), Hypercom’s independent registered public accounting firm for Fiscal 2009, are expected to be present at the annual meeting, will have the opportunity to make a statement if they wish to do so and will be available to respond to appropriate questions from stockholders.

The Audit Committee pre-approves and reviews audit and non-audit services performed by Ernst & Young, as well as all fees charged by Ernst & Young for such services. In its pre-approval and review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditors’ independence. For additional information concerning the Audit Committee and its activities with Ernst & Young, see “Audit Committee Report.”

Fees Paid to Ernst & Young LLP

The following table shows the fees that were billed for the audit, audit-related, tax and other services provided by Ernst & Young for Fiscal 2009 and 2008.

	2009	2008
Audit Fees	$1,753,000	$2,179,500
Audit-Related Fees	32,100	456,900
Tax Fees	13,100	38,700
All Other Fees	2,000	2,500
Total	$1,800,200	$2,677,600

Audit Fees.  This category includes the audit of our annual financial statements, the audit of management’s assessment of our internal control over financial reporting and Ernst & Young’s own audit of our internal control over financial reporting, review of financial statements included in our Form 10-Q quarterly reports, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, and statutory audits required by non-U.S. jurisdictions.

Audit-Related Fees.  This category includes fees associated with employee benefit plan audits, due diligence, accounting consultation and audits in connection with proposed or consummated acquisitions, and attestation services that are not required by statute or regulation.

Tax Fees.  This category includes fees associated with tax return preparation, tax advice and tax planning.

All Other Fees.  This category includes fees for support and advisory services that are not audit, audit-related or tax services.

Audit Committee Pre-Approval of Audit and Non-Audit Services.  As part of its responsibility for oversight of the independent registered public accountants, the Audit Committee has established a pre-approval policy for engaging audit and permitted non-audit services provided by our independent registered public accountants, Ernst & Young. In accordance with this policy, each type of audit, audit-related, tax and other permitted service to be provided by the independent auditors is specifically described and each such service, together with a fee level or budgeted amount for such service, is pre-approved annually or as otherwise required by the Audit Committee. The Audit Committee has delegated pre-approval authority to its Chairman to pre-approve additional non-audit services (provided such services are not prohibited by applicable law) up to a pre-established aggregate dollar limit. All services pre-approved by the Chairman of the Audit Committee must be presented at the next Audit Committee meeting for their review and ratification. All of the services provided by Ernst & Young described above under the captions “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” were approved by our Audit Committee.

RATIFICATION OF INDEPENDENT AUDITOR
(PROPOSAL NO. 3)

The Audit Committee has selected Ernst & Young as Hypercom’s independent auditor for fiscal year 2010, and the Board is asking stockholders to ratify that selection. Although current law, rules and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain and supervise Hypercom’s independent auditor, the Board considers the selection of the independent auditor to be an important matter of stockholder concern and is submitting the selection of Ernst & Young for ratification by stockholders as a matter of good corporate practice.

The affirmative vote of holders of a majority of the shares of common stock represented at the meeting is required to approve the ratification of the selection of Ernst & Young as Hypercom’s independent auditor for the current fiscal year. Abstentions are not treated as votes cast and, therefore, will have no effect on such proposal.

The Board of Directors unanimously recommends a vote FOR ratification of the independent auditor.

ADDITIONAL INFORMATION

Stockholder Proposals for Inclusion in the 2011 Proxy Statement

Any stockholder satisfying the SEC requirements and wishing to submit a proposal to be included in our proxy statement for the 2011 Annual Meeting of Stockholders should submit the proposal in writing to our Corporate Secretary, 8888 East Raintree Drive, Suite 300, Scottsdale, Arizona 85260. Generally, under SEC rules such notice would have to be received by December 31, 2010 in order to be considered for inclusion in the proxy statement.

Proposals to be presented at the Annual Meeting that are not intended for inclusion in the proxy statement must be submitted in accordance with applicable advance notice provisions of our bylaws. Generally, our bylaws provide that a stockholder may sponsor a proposal to be considered at the annual meeting if written notice of such proposal is timely received by our Corporate Secretary. Generally, a notice is timely given if received by our Corporate Secretary not less than 90 days or more than 120 days before the anniversary date of the immediately preceding annual meeting. If we do not receive notice of a proposal within the time frame specified by our applicable advance notice provisions of our bylaws, such proposal will not be presented at the Annual Meeting.

Director Nominations or Other Business for Presentation at the 2011 Annual Meeting

Subject to advance notice provisions contained in our bylaws, a stockholder of record may propose the nomination of someone for election as a director by timely written notice to our Corporate Secretary. Generally, a notice is timely given if received by our Corporate Secretary not less than 90 or more than 120 days before the anniversary date of the immediately preceding annual meeting.

   The notice must set forth:

•	The name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

•
A representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting (including the number of shares of stock of the corporation owned beneficially or of record by such stockholder and the nominee or nominees) and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•
A description of all arrangements or understandings between the stockholders and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

•
Such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated, or intended to be nominated, by the Board; and

•	The consent of each nominee to serve as a director of the corporation if so elected.

A nomination or other proposal may be disregarded if it does not comply with the above procedures and any additional requirements set forth in our bylaws. Please note these requirements relate only to the matters you wish to bring before your fellow stockholders at an annual meeting. They are separate from the SEC’s requirements to have your proposal included in our proxy statement, as discussed above.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Hypercom officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the SEC. Hypercom maintains a compliance program to assist its officers and directors in making these filings. Based solely upon a review of such filings furnished to us, we believe that Hypercom’s executive officers, directors and beneficial owners of more than 10% of our common stock timely complied with their filing requirements for Fiscal 2009, except that officers Shawn Rathje and Scott Tsujita each failed to timely file one report on Form 4 relative to one transaction, and Mr. Rathje failed to timely file one report on Form 5 relative to one transaction. All of the required reports were subsequently filed.

Delivery of Documents to Stockholders Sharing an Address

If you are the beneficial owner, but not the record holder, of shares of Hypercom stock, your broker, bank or other nominee may only deliver one copy of the Notice of Internet Availability of Proxy Materials or, if requested, this proxy statement and our 2008 Annual Report to multiple stockholders who share an address unless that nominee has received contrary instructions from one or more of the stockholders. This practice is commonly known as “householding.” We will deliver promptly, upon written or oral request, a separate copy of the Notice of Internet Availability of Proxy Materials or, if requested, this proxy statement and our 2008 Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the Notice of Internet Availability of Proxy Materials or the proxy statement and annual report, now or in the future, should submit this request by writing to our Corporate Secretary, 8888 East Raintree Drive, Suite 300, Scottsdale, Arizona 85260, by submitting an email to the Corporate Secretary at corporatesecretary@hypercom.com or by phone at (480) 642-5000. Beneficial owners sharing an address who are receiving multiple copies of the Notice of Internet Availability of Proxy Materials or the proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

Copies of Proxy Materials and Form 10-K

Hypercom’s proxy statement and Annual Report on Form 10-K are posted both on its website at www.hypercom.com and at www.proxyvote.com. Stockholders may receive printed copies of each of these documents without charge by following the instructions contained in the Notice of Internet Availability of Proxy Materials or by contacting Hypercom’s Investor Relations at (480) 642-5000, or 8888 East Raintree Drive, Suite 300, Scottsdale, Arizona 85260. In addition, Hypercom will furnish a copy of any exhibit to its Form 10-K to a requesting stockholder upon payment of our reasonable expenses in furnishing such copy.

Other Matters

As of the date of this proxy statement, the Board does not intend to present at the annual meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter is properly brought before the annual meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

HYPERCOM CORPORATION
Douglas J. Reich
Corporate Secretary

April 26, 2010

APPENDIX A

Hypercom Corporation
2010 Equity Incentive Plan

1. Establishment, Purpose and Term of Plan.

1.1 Establishment.  The Hypercom Corporation 2010 Equity Incentive Plan (the “Plan”) is hereby established effective as of June 10, 2010, the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2 Purpose.  The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.  The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, Other Stock-Based Awards, and Deferred Compensation Awards.

1.3 Term of Plan.  The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2. Definitions and Construction.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities.  For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award, Other Stock-Based Award or Deferred Compensation Award granted under the Plan.

(c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.

(f) “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

(g) “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(h) “Change in Control” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the occurrence of any one or a combination of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(gg)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities.  The Committee shall determine whether multiple acquisitions of the voting securities of the Company and/or multiple Ownership Change Events are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(i) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations or administrative guidelines promulgated thereunder.

(j) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board.  If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(k) “Company” means Hypercom Corporation, a Delaware corporation, or any successor corporation thereto.

(l) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

(m) “Covered Employee” means, at any time the Plan is subject to Section 162(m), any Employee who is or may reasonably be expected to become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than the earlier of (i) the date that is ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

(n) “Deferred Compensation Award” means an Award granted to a Participant pursuant to Section 12.

(o) “Director” means a member of the Board.

(p) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(q) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(r) “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.  The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be.  For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(s) “ERISA” means the Employee Retirement Income Security Act of 1974 and any applicable regulations or administrative guidelines promulgated thereunder.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation

(ii) system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable.  If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(iii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A.  The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iv) If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(v) “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

(w) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(x) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(y) “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(z) “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iv).

(aa) “Nonemployee Director” means a Director who is not an Employee.

(bb) “Nonemployee Director Award” means any Award granted to a Nonemployee Director.

(cc) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(dd) “Officer” means any person designated by the Board as an officer of the Company.

(ee) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(ff) “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.

(gg) “Ownership Change Event” means the occurrence of any of the following with respect to the Company:  (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(hh) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(ii) “Participant” means any eligible person who has been granted one or more Awards.

(jj) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(kk) “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(ll) “Performance Award” means an Award of Performance Shares or Performance Units.

(mm) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.4 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(nn) “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

(oo) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.4.

(pp) “Performance Period” means a period established by the Committee pursuant to Section 10.4 at the end of which one or more Performance Goals are to be measured.

(qq) “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(rr) “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(ss) “Predecessor Plan” means each of the Company’s Long-Term Incentive Plan, as amended, and 2000 Broad-Based Stock Incentive Plan, as amended.

(tt) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(uu) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(vv) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(ww) “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or event a share of Stock or cash in lieu thereof, as determined by the Committee.

(xx) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(yy) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.

(zz) “Section 162(m)” means Section 162(m) of the Code.

(aaa) “Section 409A” means Section 409A of the Code.

(bbb) “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(ccc) “Securities Act” means the Securities Act of 1933, as amended.

(ddd) “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant.  Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service.  Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company.  However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract.  Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement.  A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company.  Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(eee) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.5.

(fff) “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

(ggg) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(hhh) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(iii) “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(jjj) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

2.2 Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. Administration.

3.1 Administration by the Committee.  The Plan shall be administered by the Committee.  All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith.  Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.  All expenses incurred in the administration of the Plan shall be paid by the Company.

3.2 Authority of Officers.  Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election.  The Board or Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider or a Covered Person; provided, however, that (a) no Employee may be granted pursuant to such delegation one or more Awards in any fiscal year of the Company for more than one-hundred thousand (100,000) shares of Stock, (b) the exercise price per share of each such Award which is an Option or SAR shall be not less than the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), (c) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (d) each such Award shall conform to guidelines as shall be established from time to time by resolution of the Board or the Committee.

3.3 Administration with Respect to Insiders.  With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4 Committee Complying with Section 162(m).  If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

3.5 Powers of the Committee.  In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b) to determine the type of Award granted;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e) to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

(f) to approve one or more forms of Award Agreement;

(g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.6 Option or SAR Repricing.  Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefore of new Options or SARs having a lower exercise price, Full Value Awards, or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof.  This Section shall not apply to adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 424(a) or Section 409A of the Code or to an adjustment pursuant to Section 4.5.

3.7 Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. Shares Subject to Plan.

4.1 Maximum Number of Shares Issuable.  Subject to adjustment as provided in Sections  4.2, 4.4 and 4.5, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to five million, one-hundred thousand (5,100,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2 Adjustment for Unissued Predecessor Plan Shares.  The maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased from time to time by:

(a) the aggregate number of shares of Stock that remain available for the future grant of awards under the Predecessor Plans immediately prior to their termination as of the Effective Date;

(b) the number of shares of Stock subject to that portion of any option or other award outstanding pusuant to a Predecessor Plan as of the Effective Date which, on or after the Effective Date, expires or is terminated or canceled for any reason without having been exercised or settled in full; and

(c) the number of shares of Stock acquired pursuant to a Predecessor Plan subject to forfeiture or repurchase by the Company at the Participant’s purchase price which, on or after the Effective Date, is so forfeited or repurchased;

provided further, however, that the aggregate number of shares of Stock authorized for issuance under the Predecessor Plans that may become authorized for issuance under the Plan pursuant to this Section 4.2 shall not exceed nine-hundred thousand (900,000).

4.3 Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan.  Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award, other than an Option or SAR, that is settled in cash.  Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 17.2 shall not again be available for issuance under the Plan.  Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised.  If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised.

4.4 Adjustments for Changes in Capital Structure.  Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Award limits set forth in Section 5.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan.  For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.”  If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares.  In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion.  Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award.  The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods.  The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

4.5 Assumption or Substitution of Awards.  The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

5. Eligibility, Participation and Award Limitations.

5.1 Persons Eligible for Awards.  Awards may be granted only to Employees, Consultants and Directors.

5.2 Participation in the Plan.  Awards are granted solely at the discretion of the Committee.  Eligible persons may be granted more than one Award.  However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3 Award Limitations.

(a) Incentive Stock Option Limitations.

(i) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options.  Subject to adjustment as provided in Section 4.5, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed six million (6,000,000).  The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2, 4.4 and 4.5.

(ii) Persons Eligible.  An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”).

Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(iii) Fair Market Value Limitation.  To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options.  For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.  If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code.  If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising.  In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first.  Upon exercise, shares issued pursuant to each such portion shall be separately identified.

(b) Section 162(m) Award Limits.  Subject to adjustment as provided in Section 4.5, no Employee shall be granted within any fiscal year of the Company one or more Awards intended to qualify for treatment as Performance-Based Compensation which in the aggregate are for more than one million (1,000,000) shares or, if applicable, which could result in such Employee receiving more than one million dollars ($1,000,000.00) for each full fiscal year of the Company contained in the Performance Period for such Award.

6. Stock Options.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish.  Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price.  The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option.  Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or 424(a) of the Code.

6.2 Exercisability and Term of Options.  Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act).  Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized.  Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof.  The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Cashless Exercise.  A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System).  The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii) Stock Tender Exercise.  A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised.  A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.  If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(iii) Net Exercise.  A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

6.4 Effect of Termination of Service.

(a) Option Exercisability.  Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.

(i) Disability.  If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death.  If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.  The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii) Termination for Cause.  Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv) Other Termination of Service.  If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 15 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

6.5 Transferability of Options.  During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative.  An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.

7. Stock Appreciation Rights.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish.  Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 Types of SARs Authorized.  SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”).  A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2 Exercise Price.  The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.  Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.

7.3 Exercisability and Term of SARs.

(a) Tandem SARs.  Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option.  The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms.  A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled.  Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised.  Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b) Freestanding SARs.  Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act).  Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR  shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

7.4 Exercise of SARs.  Upon the exercise (or deemed exercise pursuant to Section 7.7) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.  Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR.  When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR.  For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.7.

7.5 Deemed Exercise of SARs.  If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6 Effect of Termination of Service.  Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7 Transferability of SARs.  During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative.  An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

8. Restricted Stock Awards.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish.  Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Types of Restricted Stock Awards Authorized.  Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right.  Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.5.  If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.4 through 10.6(a).

8.2 Purchase Price.  The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion.  No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.  Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3 Purchase Period.  A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4 Payment of Purchase Price.  Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5 Vesting and Restrictions on Transfer.  Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.5, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.  During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.10.  The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy.  Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6 Voting Rights; Dividends and Distributions.  Except as provided in this Section, Section 8.6 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders).  In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.5, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7 Effect of Termination of Service.  Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.  The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8 Nontransferability of Restricted Stock Award Rights.  Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution.  All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9. Restricted Stock Unit Awards.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish.  Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1 Grant of Restricted Stock Unit Awards.  Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.5.  If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.4 through 10.6(a).

9.2 Purchase Price.  No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.  Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3 Vesting.  Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.5, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.  The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Trading Compliance Policy or (b) the later of (i) last day of the calendar year in which the original vesting date occurred or (ii) the last day of the Company’s taxable year in which the original vesting date occurred.

9.4 Voting Rights, Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated.  Such Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock.  The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date.  Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award.  In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.5, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5 Effect of Termination of Service.  Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6 Settlement of Restricted Stock Unit Awards.  The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.5) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any.  If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement.  Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7 Nontransferability of Restricted Stock Unit Awards.  The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10. Performance Awards.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish.  Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1 Types of Performance Awards Authorized.  Performance Awards may be granted in the form of either Performance Shares or Performance Units.  Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2 Initial Value of Performance Shares and Performance Units.  Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.5, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant.  The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula.  In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant.  Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain.  Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period.  The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4 Measurement of Performance Goals.  Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a) Performance Measures.  Performance Measures shall be calculated in accordance with the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award.  Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee.  Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award.  Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award.  Performance Measures may be one or more of the following, as determined by the Committee:

(i) revenue;

(ii) sales;

(iii) expenses;

(iv) operating income;

(v) gross margin;

(vi) operating margin;

(vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii) pre-tax profit;

(ix) net operating income;

(x) net income;

(xi) economic value added;

(xii) free cash flow;

(xiii) operating cash flow;

(xiv) balance of cash, cash equivalents and marketable securities;

(xv) stock price;

(xvi) earnings per share;

(xvii) return on stockholder equity;

(xviii) return on capital;

(xix) return on assets;

(xx) return on investment;

(xxi) total stockholder return;

(xxii) employee satisfaction;

(xxiii) employee retention;

(xxiv) market share;

(xxv) customer satisfaction;

(xxvi) product development;

(xxvii) research and development expenses;

(xxviii) completion of an identified special project; and

(xxix) completion of a joint venture or other corporate transaction.

(c) Performance Targets.  Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period.  A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5 Settlement of Performance Awards.

(a) Determination of Final Value.  As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Award Formula.  In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.  If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula.  No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.

(c) Effect of Leaves of Absence.  Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

(d) Notice to Participants.  As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.6(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e) Payment in Settlement of Performance Awards.  As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.6(a) and (b), but in any event within the Short-Term Deferral Period described in Section 16.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award.  Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee.  Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum.  If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement.  If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

(f) Provisions Applicable to Payment in Shares.  If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement.  Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.6.  Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.6 through 8.10 above.

10.6 Voting Rights; Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited.  Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock.  The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date.  Dividend Equivalent Rights may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee.  Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.6.  Dividend Equivalent Rights shall not be paid with respect to Performance Units.  In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.5, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7 Effect of Termination of Service.  Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a) Death or Disability.  If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period.  Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.6.

(b) Other Termination of Service.  If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.9(a).  Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.6.

10.8 Nontransferability of Performance Awards.  Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11. Cash-Based Awards and Other Stock-Based Awards.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish.  Award Agreements evidencing Cash-Based Awards and Other Stock-Based Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

11.1 Grant of Cash-Based Awards.  Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

11.2 Grant of Other Stock-Based Awards.  The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine.  Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled.  Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.3 Value of Cash-Based and Other Stock-Based Awards.  Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee.  Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee.  The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.5, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.  If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met.  The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.

11.4 Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards.  Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines.  The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10.  To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

11.5 Voting Rights; Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award.  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated.  Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.5.  Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards.  In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.5, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

11.6 Effect of Termination of Service.  Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service.  Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

11.7 Nontransferability of Cash-Based Awards and Other Stock-Based Awards.  Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

12. Deferred Compensation Awards.

12.1 Establishment of Deferred Compensation Award Programs.  This Section 12 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section.  If the Committee determines that any such program may constitute an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA, the Committee shall adopt and implement such program through a separate subplan to this Plan.  Eligibility to participate in such subplan shall be limited to Directors and a select group of management or highly compensated employees, and the Committee shall take all additional actions required to qualify such subplan as a “top-hat” unfunded deferred compensation plan, including filing with the U.S. Department of Labor within 120 days following the adoption of such subplan a notice pursuant to Department of Labor Regulations Section 2520.104-23.  The Committee, in its discretion and upon such terms and conditions as it may determine, consistent with the requirements of Section 409A, may establish one or more programs pursuant to the Plan under which:

(a) Elective Director Fee Reduction Awards.  Participants designated by the Committee who are Directors may irrevocably elect, prior to a date specified by the Committee in compliance with Section 409A and in accordance with procedures established by the Committee, to reduce the compensation otherwise payable in cash to the Participant for Service as a Director (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Deferred Compensation Awards consisting of Stock Options, Stock Appreciation Rights, Restricted Stock Awards or Restricted Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

(b) Elective Employee Cash Bonus Reduction Awards.  Participants designated by the Committee who are Employees may irrevocably elect, prior to a date specified by the Committee in compliance with Section 409A and in accordance with procedures established by the Committee, to reduce the compensation otherwise payable in cash to the Participant as a bonus in connection with Service as an Employee (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Deferred Compensation Awards consisting of Stock Options, Stock Appreciation Rights, Restricted Stock Awards or Restricted Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

12.2 Terms and Conditions of Deferred Compensation Awards.  Deferred Compensation Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish.  Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and, except as provided below, shall comply with and be subject to the terms and conditions applicable to the appropriate form of Award as set forth in the applicable section of this Plan.

(a) Limitation on Elections.  Notwithstanding any Participant’s prior election to reduce cash compensation pursuant to a program established in accordance with this Section 12, no Deferred Compensation Award may be granted to the Participant after termination of the Plan or termination of the Participant’s Service, and any such cash compensation shall be paid at the normal time and in accordance with the terms of the applicable cash compensation arrangement.

(b) Election Irrevocable.  A Participant’s election to reduce cash compensation pursuant to a program established in accordance with this Section 12 shall become irrevocable on the last day of the calendar year prior to the year in which the services are to be rendered with respect to which such cash compensation would otherwise become payable, or at the time otherwise required by Section 409A.

(c) Vesting.  Deferred Compensation Awards may be fully vested at grant or may be subject to such Vesting Conditions as the Committee determines.

13. Standard Forms of Award Agreement.

13.1 Award Agreements.  Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time.  No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

13.2 Authority to Vary Terms.  The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

14. Change in Control.

14.1 Effect of Change in Control on Awards.  Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:

(a) Accelerated Vesting.  In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

(b) Assumption, Continuation or Substitution.  In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable.  For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control.  Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c) Cash-Out of Outstanding Stock-Based Awards.  The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award.  In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof.  Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

14.2 Effect of Change in Control on Nonemployee Director Awards.  Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 16.4(g), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 14.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

14.3 Federal Excise Tax Under Section 4999 of the Code.

(a) Excess Parachute Payment.  In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b) Determination by Independent Accountants.  To aid the Participant in making any election called for under Section 14.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 14.3(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”).  As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant.  For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code.  The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination.  The Company shall bear all fees and expenses the Accountants charge in connection with their services contemplated by this Section.

15. Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed.  In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

16. Compliance with Section 409A.

16.1 Awards Subject to Section 409A.  The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed.  The provisions of this Section 16 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation.  Such Awards may include, without limitation:

(a) A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

(b) Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2½ month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture.  For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

16.2 Deferral and/or Distribution Elections.  Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

(a) Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

(b) Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant.

(c) Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 16.3.

16.3 Subsequent Elections.  Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

(b) Each subsequent Election related to a payment in settlement of an Award not described in Section 16.4(a)(ii), 16.4(a)(iii) or 16.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

(c) No subsequent Election related to a payment pursuant to Section 16.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

(d) Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 16.3.

16.4 Payment of Section 409A Deferred Compensation.

(a) Permissible Payments.  Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

(i) The Participant’s “separation from service” (as defined by Section 409A);

(ii) The Participant’s becoming “disabled” (as defined by Section 409A);

(iii) The Participant’s death;

(iv) A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 16.2 or 16.3, as applicable;

(v) A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

(vi) The occurrence of an “unforeseeable emergency” (as defined by Section 409A).

(b) Installment Payments.  It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

(c) Required Delay in Payment to Specified Employee Pursuant to Separation from Service.  Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 16.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death.  All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

(d) Payment Upon Disability.  All distributions of Section 409A Deferred Compensation payable by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election.  If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.

(e) Payment Upon Death.  If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.  If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

(f) Payment Upon Change in Control.  Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A.  Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 14.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 16.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

(g) Payment Upon Unforeseeable Emergency.  The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency.  In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award.  All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred.  The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

(h) Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

(i) No Representation Regarding Section 409A Compliance.  Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A.  No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

17. Tax Withholding.

17.1 Tax Withholding in General.  The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto.  The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

17.2 Withholding in or Directed Sale of Shares.  The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company.  The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.  The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

18. Amendment, Suspension or Termination of Plan.

The Committee may amend, suspend or terminate the Plan at any time.  However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.5), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted.  No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee.  Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant.  Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

19. Miscellaneous Provisions.

19.1 Repurchase Rights.  Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted.  The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.  Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

19.2 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

19.3 Provision of Information.  Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

19.4 Rights as Employee, Consultant or Director.  No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.  Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time.  To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

19.5 Rights as a Stockholder.  A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.5 or another provision of the Plan.

19.6 Delivery of Title to Shares.  Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

19.7 Fractional Shares.  The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

19.8 Retirement and Welfare Plans.  Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

19.9 Beneficiary Designation.  Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit.  Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse.  If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

19.10 Severability.  If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

19.11 No Constraint on Corporate Action.  Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

19.12 Unfunded Obligation.  Participants shall have the status of general unsecured creditors of the Company.  Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974.  No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations.  The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder.  Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company.  The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

19.13 Choice of Law.  Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Arizona, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Hypercom Corporation 2010 Equity Incentive Plan as duly adopted by the Board on April 21, 2010.

/s/ Douglas J. Reich
Douglas J. Reich, Secretary

HYPERCOM CORPORATION
ATTN: DOUGLAS J. REICH, SVP
8888 E. RAINTREE DRIVE, SUITE 300
SCOTTSDALE, AZ 85260

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1 1

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	CONTROL # → 000000000000
	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends that you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors Nominees	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01 Daniel D. Diethelm 02 Norman Stout 03 Philippe Tartavull

The Board of Directors recommends you vote FOR the following proposal(s):

	For	Against	Abstain
2. APPROVAL OF HYPERCOM CORPORATION 2010 EQUITY INCENTIVE PLAN	▢	▢	▢
3. RATIFICATION OF INDEPENDENT AUDITORS	▢	▢	▢

NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ALL OTHER MATTERS THAT PROPERLY MAY BE PRESENTED AT THE MEETING.

For address change/comments, mark here. ▢
(see reverse for instructions)

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000065398_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

HYPERCOM CORPORATION

ANNUAL MEETING OF STOCKHOLDERS – June 10, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Norman Stout and Douglas J. Reich, and each of them, proxies, with power of substitution, acting unanimously and voting, or if only one is present and voting then that one, to vote the shares of common stock of Hypercom Corporation which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held at Hypercom Corporation Headquarters, 8888 East Raintree Drive, Suite 300, Scottsdale, Arizona 85260, on Thursday, June 10, 2010, at 9:00 am, Scottsdale, Arizona time, and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if present.

IF YOU RETURN YOUR PROPERLY EXECUTED PROXY, WE WILL VOTE YOUR SHARES AS YOU DIRECT. IF YOU DO NOT SPECIFY ON YOUR PROXY CARD HOW YOU WANT TO VOTE YOUR SHARES, WE WILL VOTE THEM FOR PROPOSALS 1, 2 AND 3, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000065398_2 R2.09.05.010